                                                                   Exhibit 10.52

                                BOTOX(R) -- JAPAN

                                LICENSE AGREEMENT

                                 BY AND BETWEEN

                                 ALLERGAN, INC.

                               ALLERGAN SALES, LLC

                                       AND

                               GLAXO GROUP LIMITED

                       BOTOX(R) -- JAPAN LICENSE AGREEMENT

     THIS BOTOX(R) -- JAPAN LICENSE AGREEMENT including the exhibits and schedules referred to herein and attached hereto, (collectively, the "Agreement"), dated September 30, 2005 (the "Effective Date"), is made and entered into by and between ALLERGAN, INC., a Delaware corporation having a place of business at 2525 Dupont Drive, Irvine, California 92612, and ALLERGAN SALES, LLC, a Delaware Limited Liability Company having a place of business at 2525 Dupont Drive, Irvine, California 92612, (ALLERGAN, INC. and ALLERGAN SALES, LLC are collectively referred to herein as "ALLERGAN") and GLAXO GROUP LIMITED, a private limited company incorporated in England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, England UB6 0NN ("GSK").

                                    RECITALS

     A. ALLERGAN Controls (as defined in Article 1 below) the ALLERGAN Patent Rights (as defined in Article 1 below), ALLERGAN Know-How (as defined in Article 1 below) and ALLERGAN Trademarks;

     B. GSK desires to obtain from ALLERGAN, and ALLERGAN is willing to grant to GSK, certain licenses under the ALLERGAN Patent Rights, ALLERGAN Know-How and ALLERGAN Trademarks under the terms and conditions herein; and

     C. ALLERGAN will have Product manufactured and supplied to GSK under the terms of the Supply Agreement (as defined in Article 1 below).

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ALLERGAN and GSK hereby agree as follows:

1.   DEFINITIONS

     As used in this Agreement, the following terms will have the meanings indicated:

     1.1 An "Affiliate" of a Party or Person means any Person, whether de jure or de facto, that directly or indirectly, controls, is controlled by, or is under common control with such Party or Person, as applicable. Solely as used in this definition, "control" means (a) direct or indirect ownership of more than fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction)

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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having the power to vote on or direct the affairs of such Party or Person, as applicable, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the policies and management of such Party or Person, as applicable, whether by the ownership of stock, by contract, or otherwise.

     1.2 "Agreement" will have the meaning set forth in the preamble.

     1.3 "ALLERGAN" will have the meaning set forth in the preamble.

     1.4 "ALLERGAN Corporate Trademarks" will have the meaning set forth in
Section 1.9.

     1.5 "ALLERGAN Know-How" means any and all know how, information, data (including, without limitation, pre-clinical data, toxicology information and clinical trial data), documents, materials, and software (including, but not limited to, marketing information, technical information, regulatory information, clinical information, processes, procedures, methods, formulae, protocols, and techniques) relating to Product (including, without limitation, Product Improvements and Enhancements) but not including ALLERGAN Manufacturing Information, which exists as of the Effective Date or during the Term and is Controlled by ALLERGAN or its Affiliates.

     1.6 "ALLERGAN Manufacturing Information" means any and all confidential documents and information Controlled by ALLERGAN and/or its Affiliates and relating to the manufacture of Product.

     1.7 "ALLERGAN Patent Rights" means any and all patent applications and patents generically or specifically claiming or covering the use, sale, offer for sale and/or import of Product (including without limitation the active pharmaceutical ingredient in Product and its dosage forms and formulations), that are Controlled by ALLERGAN or its Affiliates as of the Effective Date or during the Term in the Territory, including without limitation the following:
(a) patent applications and patents set forth on Exhibits A and A-1, such Exhibits to be updated by ALLERGAN at least one (1) time in each Calendar Year during the Term and also within thirty (30) calendar days after GSK's written request, which request will not be made by GSK more than one (1) time in any Calendar Year during the Term; (b) divisions, continuations, continuations-in-part, renewals, and substitute applications of any patent applications described in (a); (c) patents that may issue from any patent applications described in (a) or (b); (d) reissues, reexaminations, and extensions or restorations of patents described in (a) or (c) by existing or future extension or restoration mechanisms, including without limitation, patent restoration and supplementary protection certificates or the equivalent thereof; and (e) any other form of government-issued right in the Territory substantially similar to any of the foregoing. Notwithstanding anything to the contrary, ALLERGAN Patent Rights will not include any patent applications or patents claiming or covering any processes for manufacture of Product. For clarity, ALLERGAN Patent Rights includes those patents and patent applications which are Controlled by ALLERGAN or any of its Affiliates in the Territory, which generically or specifically cover the use, sale, offer for sale and/or import of any Product Improvements and

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Enhancements made by or on behalf of ALLERGAN. For further clarity, ALLERGAN Patent Rights do not include any GSK Patent Rights.

     1.8 "ALLERGAN Product Trademarks" will have the meaning set forth in
Section 1.9.

     1.9 "ALLERGAN Trademarks" means any trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks, common-law trademarks and rights, service marks, trade dress, logos, trade names, corporate names, all rights arising from the use of or existing in connection with domain names, and all goodwill associated with the foregoing and all registrations and applications for registration of any of the foregoing, all to the extent Controlled by ALLERGAN or its Affiliates in the Territory as of the Effective Date or during the Term that are (a) specific to and only used with Product, as set forth in Exhibit B (the "ALLERGAN Product Trademarks") or (b) used in connection with, but are not specific to or used exclusively with, Product (including without limitation Housemarks of ALLERGAN), as set forth in Exhibit C (the "ALLERGAN Corporate Trademarks").

     1.10 "Allowable Standard Cost" means an increase in the Standard Cost of no greater than, (a) during each Calendar Year commencing with the first (1st) Calendar Year and continuing through the end of *** and (b) from and after ***, ***. When calculating the Allowable Standard Cost for each Calendar Year after the first (1st) Calendar Year, the 'Standard Cost' referred to in this Section
1.10 will be the lower of the Allowable Standard Cost for the immediately preceding Calendar Year or the Standard Cost, as recalculated by ALLERGAN in the immediately preceding Calendar Year as provided in Section 1.55.

     1.11 "Applicable Law" means all applicable provisions of any and all federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards, judgments, permits and licenses of or from any governmental authorities relating to or governing the use or regulation of the subject item or action.

     1.12 "Calendar Quarter" means each of the three (3) month periods ending March 31, June 30, September 30, and December 31; provided, however, that the first (1st) Calendar Quarter under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Quarter in which the Effective Date is encompassed.

     1.13 "Calendar Year" means, for the first Calendar Year, the period beginning on the Effective Date and ending December 31, 2005, and for each Calendar Year thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31; provided, however, that the last Calendar Year of the Term will be the period beginning on January 1 and ending on the effective date of expiration or termination of the Term.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

     1.14 "Closing Date" means the earlier of (a) the date on which the applicable waiting period under Article 16 of the Anti-Monopoly Law of Japan expires or terminates early; or (b) the date on which the Parties agree in writing that all requests to the Parties by the JFTC with regard to the transaction contemplated by this Agreement have been satisfactorily met and no objection on the part of the JFTC remains.

     1.15 "Co-Development Agreement" will have the meaning set forth in Section 4.1.2(b).

     1.16 "Commercially Reasonable Efforts" means efforts and resources normally used by a Party in the Territory in the exercise of its reasonable business discretion relating to a prescription pharmaceutical product owned by it or to which it has co-exclusive rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors, including without limitation technical, legal, scientific, and/or medical factors.

     1.17 "Competing Product" will have the meaning set forth in Section 7.5.2.

     1.18 "Confidential Information" will have the meaning set forth in Section 10.1.

     1.19 "Control" means, with respect to the subject item, the ability and authority of a Party or its Affiliate, whether arising by ownership, possession or pursuant to a license or sublicense, to grant licenses or sublicenses to the other Party under or to the subject item as specified in this Agreement, without breaching the terms of any agreement with any Third Party and/or its Affiliates.

     1.20 "Co-Promotion Option" will have the meaning set forth in Section 2.5.

     1.21 "Co-Promotion Term" will have the meaning set forth in Section 2.5.

     1.22 "Cosmetic Indication" means the treatment, minimization, and/or eradication of, or the appearance of, glabellar lines, crow's feet, or any lines or wrinkles on the face.

     1.23 "Current Indications" means those Indications for which ALLERGAN or any of its Affiliates, as of the Effective Date, has received Regulatory Approval in the Territory to use Product for the treatment, prevention or palliation of such Indications, which Indications include blepharospasm (benign essential blepharospasm and essential blepharospasm), hemifacial spasm, and cervical dystonia (spasmodic torticollis).

     1.24 "Distribution Agreement" will have the meaning set forth in Section 4.1.1(b).

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

     1.25 "Effective Date" means the date on which this Agreement is mutually executed by authorized representatives of each Party, which date will be that which is set forth in the preamble.

     1.26 "Extended Term" will have the meaning set forth in Section 9.2.1.

     1.27 "Field of Use" means any and all uses of Product for the Current Indications, Cosmetic Indication, and Future Indications.

     1.28 "Force Majeure Event" will have the meaning set forth in Section
11.13.

     1.29 "Future Indications" means all treatment, prevention or palliation of Indications other than the Cosmetic Indication and Current Indications.

     1.30 "Good Clinical Practice" means the ministerial ordinance number 28 issued by the MHLW on March 27, 1997, as amended by the ministerial ordinance number 106 issued on June 12, 2003, by the MHLW relating to the standard for performance of clinical trials and its amendments related rules and regulations.

     1.31 "Good Post-Marketing Study Practice" means the ministerial ordinance number 171 issued by the MHLW on December 20, 2004, relating to the standard of post-marketing investigation and study and its amendments related rules and regulations.

     1.32 "Good Vigilance Practice" means the ministerial ordinance number 135 issued by the MHLW on September 22, 2004, relating to the standard of post-marketing safety management of drugs and its amendments related rules and regulations.

     1.33 "GSK" will have the meaning set forth in the preamble.

     1.34 "GSK Distribution Commencement Date" means the effective date of the Distribution Agreement, which date will not be more than fourteen (14) calendar days after the Effective Date.

     1.35 "GSK Patent Rights" means any and all patents and patent applications Controlled by GSK or its Affiliates, which generically or specifically claim or cover the making, having made, use, sale, offer for sale, and/or import of Product (including, for example, any Product Improvements and Enhancements inside and outside of the Territory, which are made by or on behalf of GSK pursuant to this Agreement and relate to Product in the Field of Use), which includes, without limitation, the following: (a) divisions, continuations, continuations-in-part, renewals, and substitute applications of any such patent applications; (b) patents that may issue from any such patent applications; (c) reissues, reexaminations, and extensions or restorations of patents described in
(b) by existing or future extension or restoration mechanisms, including without limitation, patent restoration and supplementary protection certificates or the equivalent thereof; and (d) any other form of government-issued right inside or outside of the Territory

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

substantially similar to any of the foregoing. For clarity, GSK Patent Rights do not include any ALLERGAN Patent Rights.

     1.36 "GSK Sales Commencement Date" means the date of invoice of the first commercial sale of Product in the Field of Use in the Territory by GSK (or its Affiliates or sublicensee) to a Third Party once GSK or its Affiliate in the Territory has become the MAH for Product in the Territory.

     1.37 "Housemarks" means the names of a Party or its Affiliates, or variations of the names, and all related trade dress, logotypes, symbols, and other trademarks used by a Party or its Affiliates in connection with its products in the Territory.

     1.38 "Indication" means any distinct disease or medical condition. For the purpose of clarification, any label expansion or other extension into a different segment of any Current Indication will not be considered a different Indication.

     1.39 "Initial Term" will have the meaning set forth in Section 9.1.

     1.40 "JFTC" means the Japan Fair Trade Commission, or any successor entity thereto.

     1.41 "MAH" or "Marketing Authorization Holder" means a Person who possesses all Regulatory Approvals in the Territory in such Person's name and who will manage all interactions with Regulatory Authorities regarding such Regulatory Approvals.

     1.42 "Manufacturer" means Allergan Pharmaceuticals Ireland, a Cayman Islands corporation doing business at Carrowberg, Castlebar Road, Westport, County Mayo, Ireland, a wholly owned Affiliate of ALLERGAN, or such other Person as may be appointed to supply Product to GSK pursuant to the Supply Agreement.

     1.43 "Material Regulatory Interruption" means any action or omission of any Regulatory Authority, including, without limitation, any mandatory recall of Product, which prevents GSK or its Affiliates or sublicensees from being able to use, sell, offer for sale and/or import Product in the Field of Use in the Territory, which is not caused by GSK or its Affiliates or sublicensees being in breach of their respective obligations to such Regulatory Authority.

     1.44 "Material Supply Interruption" means a breach by the Manufacturer of its obligation to Manufacture (as defined in the Supply Agreement) Product in accordance with the terms and conditions of the Supply Agreement.

     1.45 "MHLW" means the Japanese Ministry of Health, Labour and Welfare or any successor agency thereto.

     1.46 "Net Sales" means, as to GSK or ALLERGAN and with respect to a given period of time, gross invoiced sales of Product to Third Parties by either Party or its Affiliates or

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

sublicensees in such period, less the following deductions from such gross amounts which are actually incurred, allowed, paid, accrued or specifically allocated: (a) credits or allowances actually granted for damaged Product, returns or rejections of Product, price adjustments, and billing errors; (b) governmental and other rebates (or equivalents thereof) granted to managed health care organizations, pharmacy benefit managers (or equivalents thereof), national, state/provincial, local, and other governments, their agencies and purchasers, and reimbursers, or to trade customers; (c) such Party's normal and customary trade, cash and quantity discounts, allowances, and credits actually allowed or paid; (d) commissions allowed or paid to Third Party distributors, brokers, or agents other than sales personnel, sales representatives, and sales agents employed by such Party; (e) transportation costs, including insurance, for outbound freight related to delivery of Product to the extent included in the gross amount invoiced; (f) sales taxes, value added taxes (VAT), and other taxes directly linked to the sales of Product to the extent included in the gross amount invoiced; (g) the actual amount of any write offs for bad debt directly relating to sales of Product in the period; and (h) any other items actually deducted from gross invoiced sales amounts as reported by such Party in its financial statements in accordance with, in the case of GSK's Net Sales, the International Financial Reporting Standards, applied on a consistent basis, and, in the case of ALLERGAN's Net Sales, the U.S. generally accepted accounting principles applied on a consistent basis. Sales between or among either Party and its Affiliates or sublicensees will be excluded from the computation of such Party's Net Sales, but the subsequent final sales to a Third Party by such Affiliates or sublicensees will be included in the computation of such Party's Net Sales.

     1.47 "Other Territories" means those countries in the world other than those in the Territory, where ALLERGAN has granted, as of or after the Effective Date, certain licenses to GSK and its Affiliates to use, sell, offer for sale and import Product in such countries.

     1.48 "Party" means either GSK or ALLERGAN, and "Parties" means both of them.

     1.49 "Person" means an individual, corporation, partnership, association, trust, or any other entity or organization, including without limitation any government or political subdivision or any agency or instrumentality thereof.

     1.50 "Product" means any pharmaceutical composition intended for administration to humans containing botulinum toxin type A, regardless of formulation, dosage, or form, and manufactured and supplied by the Manufacturer in accordance with the Supply Agreement. For clarity, Product includes any Product Improvements and Enhancements.

     1.51 "Product Improvements and Enhancements" means any and all improvements and enhancements of Product, including, for example, research leading to formulations, assays, and preclinical models in support of Indications, invented, developed, or acquired by or on behalf of ALLERGAN and/or GSK, as applicable, during the Term.

     1.52 "Regulatory Approval" means an approval, license, registration, and/or authorization necessary for the use, sale, offering for sale, or importation of a prescription

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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pharmaceutical product in the Territory, including, without limitation, the
Shonin and the New Drug Application.

     1.53 "Regulatory Approval Applications" means an application for obtaining a Regulatory Approval, together with all documents, data, and information included with such application.

     1.54 "Regulatory Authority" means any or all national, supranational, regional, state, or local regulatory agency, department bureau, commission, council, or other government entity involved in the granting of Regulatory Approval for a pharmaceutical product in the Territory.

     1.55 "Standard Cost" means the Manufacturer's internal standard cost, comprising direct and indirect fully allocated costs to Manufacture (as such term is defined in the Supply Agreement) botulinum toxin type A at the Manufacturing Facility (as such term is defined in the Supply Agreement), for supply to GSK or any of the Manufacturer's other customers (be they Third Parties or Affiliates), including without limitation the net standard cost of raw materials, active pharmaceutical ingredients, components, labor, and overhead attributed to the production, processing, quality control, labeling, and packaging of Product, determined in accordance with Applicable Law and U.S. generally accepted accounting principles using methodology consistently applied by the Manufacturer.

     1.56 "Stock Product" will have the meaning set forth in Paragraph 5(a) of Exhibit G.

     1.57 "Supply Agreement" means the agreement for the manufacture and supply of Product by the Manufacturer to GSK for the purposes of this Agreement, which will be executed by GSK and the Manufacturer contemporaneously with this Agreement.

     1.58 "Tail Period" means the *** period following (a) the expiration of this Agreement as provided in Section 9.1 or Section 9.2.3; or (b) the termination of this Agreement by GSK solely as provided in Section 9.3.1.

     1.59 "Tail Period Payments" will have the meaning set forth in Section 3.4.

     1.60 "Term" means the Initial Term; however, if GSK exercises its option to extend the Initial Term as provided in Section 9.2, the "Term" will mean the Initial Term and the Extended Term.

     1.61 "Territory" means Japan and its territories and possessions.

     1.62 "Third Party" means any Person other than ALLERGAN or GSK or either of their respective Affiliates.

     1.63 "Third Party Payments" will have the meaning set forth in Section 3.2.2(b).

     1.64 "Transition Period" will have the meaning set forth in Section 4.1.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.


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     1.65 "Unit" means each separate stock keeping unit of a product with a distinct product number or item code.

2.   LICENSES

     2.1 Product Rights.

          2.1.1 Subject to the terms and conditions of this Agreement, ALLERGAN hereby grants to GSK a co-exclusive (with ALLERGAN and its Affiliates) license, including a right to grant sublicense rights, as further described in Section 2.4, but not to assign except as provided in Section 11.3, under the ALLERGAN Patent Rights, other than those that are identified on Exhibit A-1, and ALLERGAN Know-How, to use, sell, offer for sale, and import Product in the Field of Use in the Territory. For purposes of clarification, the license granted by ALLERGAN to GSK pursuant to this Section 2.1.1 includes, without limitation, the right to develop, as further described in Section 2.1.4, promote, commercialize, market, and distribute Product in the Field of Use in the Territory, but will not include any right to make or have made any Product.

          2.1.2 Subject to the terms and conditions of this Agreement, ALLERGAN hereby grants to GSK an exclusive option to obtain a co-exclusive (with ALLERGAN and its Affiliates) license, including a right to grant sublicense rights, as further described in Section 2.4, but not to assign except as provided in
Section 11.3, under the ALLERGAN Patent Rights that are set forth on Exhibit A-1 to use, sell, offer for sale, and import Product for any Future Indications in the Territory. This option may be exercised by GSK as to any of the patents and patent applications at any time after the *** of the Term, upon providing prior written notice to ALLERGAN and, subject to Section 3.8, payment to ALLERGAN of ***. Upon GSK's exercise of the option as provided in this Section 2.1.2 as to any patent and/or patent application, such patent and/or patent application will be moved from Exhibit A-1 and placed on Exhibit A.

          2.1.3 Subject to the terms and conditions of this Agreement, GSK hereby grants to ALLERGAN and its Affiliates a royalty-free, worldwide, non-exclusive, perpetual (subject to Section 9.4.2) license, including a right to grant sublicense rights, but not to assign except as provided in Section 11.3, under the GSK Patent Rights, to make, have made, use, sell, offer for sale, and import Product in the Field of Use. For purposes of clarification, the license granted by GSK to ALLERGAN pursuant to this Section 2.1.3 will include the right to develop, promote, commercialize, market, and distribute Product in the Field of Use.

          2.1.4 ALLERGAN acknowledges and agrees that the licenses granted to GSK under Section 2.1.1 include without limitation:

               (a) The right of GSK to conduct human clinical trials and submit clinical data packages to Regulatory Authorities for Product in the Field of Use in the Territory;

               (b) The right of GSK to manage all communications with Regulatory Authorities relating to Product,***; and provided, further that any communications

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

with Regulatory Authorities relating to the drug master file (DMF) will be managed by ALLERGAN after good faith consultation with GSK unless the Parties agree in writing that any such communications will be managed by GSK;

               (c) Access by GSK to any data developed by ALLERGAN that is useful for GSK to develop Product in the Field of Use for use, sale, offering for sale and import in the Territory; and

               (d) Rights to other ancillary clinical development information Controlled by ALLERGAN or its Affiliates that is useful to GSK in using, selling, offering for sale and importing Product in the Field of Use in the Territory.

     2.2 Trademark Rights.

          2.2.1 ALLERGAN Product Trademarks. ALLERGAN hereby grants to GSK a co-exclusive (with ALLERGAN and its Affiliates) license, including a right to grant sublicense rights as further described in Section 2.4, but not to assign except as provided in Section 11.3, to use ALLERGAN Product Trademarks solely in connection with the use, sale, offering for sale, and import of Product in the Field of Use in the Territory. All representations of ALLERGAN Product Trademarks that GSK intends to use if not previously approved by ALLERGAN as provided in this Section 2.2.1, will first be submitted to ALLERGAN for approval, such approval not to be unreasonably withheld. ALLERGAN will have thirty (30) calendar days to review the representation of the ALLERGAN Product Trademarks. If ALLERGAN does not provide written notice of its approval or disapproval (together with its reasons for such disapproval) within such thirty
(30) calendar day period, ALLERGAN will be deemed to have approved such representation. For the avoidance of doubt, ALLERGAN will retain no right to use ALLERGAN Product Trademarks in the Territory for any purpose other than co-promotion pursuant to the terms of this Agreement without GSK's prior written consent.

          2.2.2 ALLERGAN Corporate Trademarks. ALLERGAN hereby grants to GSK a co-exclusive license (with ALLERGAN and its Affiliates) including a right to grant sublicense rights as further described in Section 2.4, but not to assign except as provided in Section 11.3, to use ALLERGAN Corporate Trademarks as trademarks solely in connection with the use, sale, offering for sale, and import of Product in the Field of Use in the Territory. All representations of ALLERGAN Corporate Trademarks that GSK intends to use, if not previously approved by ALLERGAN as provided in this Section 2.2.2, will first be submitted to ALLERGAN for approval, such approval not to be unreasonably withheld. ALLERGAN will have thirty (30) calendar days to review the representation of the ALLERGAN Corporate Trademarks. If ALLERGAN does not provide written notice of its approval or disapproval (together with its reasons for such disapproval) within such thirty (30) calendar day period, ALLERGAN will be deemed to have approved such representation.

          2.2.3 Except for any Housemarks of GSK, ALLERGAN will own all trademarks used in connection with Product in the Field of Use in the Territory. Except for any Housemarks of GSK, GSK will not own any of the trademarks that it may use in connection with the use, sale,

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

offering for sale and importing of Product in the Field of Use in the Territory and except for its use of the Housemarks of GSK, GSK will only use ALLERGAN Trademarks as trademarks in connection with any and all Product in the Territory.

          2.2.4 ALLERGAN and its Affiliates will have no right to use in any way whatsoever any representation of a Housemark of GSK, whether in connection with Product or otherwise, without obtaining the prior written consent of GSK.

     2.3 Ownership; Reservation of Rights.

          2.3.1 Except as expressly provided in this Agreement, ALLERGAN and its Affiliates have and will retain sole and exclusive Control of the ALLERGAN Patent Rights, ALLERGAN Know-How, and ALLERGAN Trademarks. Except as expressly provided herein, no right, title, or interest is granted by ALLERGAN to GSK in, to, or under the ALLERGAN Patent Rights, ALLERGAN Know-How, and/or ALLERGAN Trademarks, and, except as expressly provided herein, GSK will have no right to assign to any Third Party any right or interest received under the ALLERGAN Patent Rights, ALLERGAN Know-How, or ALLERGAN Trademarks under the terms of this Agreement.

          2.3.2 Except as expressly provided in this Agreement, GSK and its Affiliates have and will retain sole and exclusive Control of the GSK Patent Rights and GSK Housemarks. Except as expressly provided in this Agreement, no right, title, or interest is granted by GSK to ALLERGAN in, to, or under the GSK Patent Rights and/or GSK Housemarks, and, except as expressly provided herein, ALLERGAN will have no right to assign to any Third Party any right or interest received under the GSK Patent Rights or GSK Housemarks under the terms of this Agreement.

     2.4 Conditions Precedent to Sublicense. GSK will have the right to grant sublicenses to Third Parties and Affiliates to its license and option rights under the ALLERGAN Patent Rights, ALLERGAN Know-How, and/or ALLERGAN Trademarks, provided that (a) GSK has obtained the prior written consent of ALLERGAN, not to be unreasonably withheld, as provided below in this Section 2.4, (b) each sublicensee has agreed to be bound by all applicable terms and obligations of the rights and licenses granted by ALLERGAN to GSK under this Agreement (including without limitation GSK's confidentiality and royalty obligations),
(c) the terms and conditions of each such sublicense are consistent with, and no less restrictive than, the terms and conditions of this Agreement, (d) ALLERGAN is designated as a third party beneficiary of such sublicense and, consistent with the terms and conditions of this Agreement, entitled to enforce the terms and conditions of such sublicense with respect to such sublicensee in the event that GSK elects not to enforce such terms and conditions of this Agreement, and
(e) GSK provides to ALLERGAN a copy of those terms and conditions contained in each such sublicense which demonstrate compliance with the requirements in (b),
(c), and (d) of this Section 2.4. Notwithstanding anything to the contrary, GSK agrees that GSK will not grant to any sublicensee a right to grant sublicense rights under ALLERGAN Patent Rights, ALLERGAN Know-How, or ALLERGAN Trademarks. ALLERGAN will have *** within which to consent

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

to any requests from GSK or its Affiliates to sublicense any of its and their rights under this Agreement to the ALLERGAN Patent Rights, ALLERGAN Know-How, and/or ALLERGAN Trademarks, as provided above. If ALLERGAN does not provide its written consent or refusal to consent (together with its reasons for such disapproval) to any such sublicense within such *** period, ALLERGAN will be deemed to have consented to such request to sublicense from GSK or its Affiliate. ALLERGAN's consent pursuant to (a) of this Section 2.4 will not be required for grants of sublicenses by GSK to Affiliates of GSK, but the requirement in (b), (c), and (d) of this Section 2.4 will apply to any such grants of sublicenses by GSK to Affiliates of GSK. Notwithstanding the foregoing, the Parties acknowledge and agree that this Section 2.4 will in no way apply to GSK's sublicense of any of its rights under Section 2.1.1 to any Affiliate or Third Party that is providing services to GSK relating to this Agreement (e.g., a Clinical Research Organization (CRO) or distributor) and that GSK will have the right at any time during the Term, without complying with any of the requirements set forth in (a) through (e) of this Section 2.4, to sublicense any of its rights under Section 2.1.1, with the right to grant further sublicenses in accordance with this Section 2.4, to any Affiliate or Third Party that is providing services to GSK or its Affiliates relating to this Agreement; provided, however, that any such Third Party or Affiliate (or sub-contractor thereof) shall use those rights solely for the purpose of providing such services to GSK; and further provided, however, that GSK will remain fully and unconditionally obligated and responsible for the full and complete performance of all of its obligations under the terms and conditions of this Agreement whether or not such performance is carried out by GSK or its Affiliates or Third Parties.

     2.5 Co-Promotion Option. At any time during such period of the Term that is after thirty (30) months after the GSK Sales Commencement Date, ALLERGAN will have the non-sublicenseable, non-assignable right, but not an obligation, exercisable by giving not less than ninety (90) calendar days' prior written notice to GSK, to co-promote Product in the Field of Use in the Territory, directly or through its Affiliates, in accordance with the key terms set out in Exhibit D (the "Co-Promotion Option"). Upon exercise of such Co-Promotion Option, ALLERGAN will actively detail and promote Product in the Field of Use in the Territory during the Co-Promotion Term as directed by the Territory Joint Commercial Committee and in accordance with the key terms set out in Exhibit D. The "Co-Promotion Term" will be the period beginning on the date of ALLERGAN's exercise of the Co-Promotion Option as provided in this Section 2.5 and ending on the earlier of (a) the expiration of this Agreement, (b) the termination of this Agreement for any reason, (c) the termination of ALLERGAN's co-promotion rights relating to Product as provided in this Agreement by ALLERGAN for any reason, or (d) the termination of ALLERGAN's co-promotion rights relating to Product as provided in this Agreement by GSK as a result of a material breach by ALLERGAN of its co-promotion obligations as provided in this Agreement (including, without limitation, Exhibit D), which breach is not cured by ALLERGAN within sixty (60) calendar days after written notice thereof from GSK.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.


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

3.   PAYMENTS

     3.1 Upfront Payment. In consideration for the licenses granted by ALLERGAN to GSK pursuant to Article 2 and subject to Sections 3.6.4, 3.7, and 3.8, GSK will pay to ALLERGAN a nonrefundable payment of *** within fifteen (15) calendar days after the Closing Date.

     3.2 Royalty Payments.

          3.2.1 In further consideration for the licenses granted by ALLERGAN to GSK pursuant to Article 2 and subject to Sections 3.2.2, 3.3, 3.6.1. 3.6.3(a), 3.6.4(a), 3.7, and 3.8, during each Calendar Year after the GSK Sales Commencement Date, GSK will pay to ALLERGAN the following percentages of GSK's Net Sales for each such Calendar Year, or portion thereof if applicable, as provided below:

               (a) ***

               (b) ***

               (c) ***

GSK acknowledges and agrees that GSK will be solely responsible for paying all royalties owed to ALLERGAN on account of Net Sales by any and all of GSK's Affiliates and sublicensees. ALLERGAN acknowledges and agrees that GSK will not be obligated in any way to pay any royalties as provided in this Section 3.2.1 or any other payments of any kind whatsoever to ALLERGAN on GSK's or its Affiliates' sales to any Person of Stock Product, including, without limitation, if such sales of Stock Product occur on or after the GSK Sales Commencement Date.

          3.2.2 Royalty Adjustments.

               (a) During each Calendar Year of the Co-Promotion Term in which ALLERGAN employs a sales force of at least *** fully-trained (as directed by the Territory Joint Commercial Committee), full-time sales representatives who actively detail and promote Product in the Field of Use in the Territory in at least a secondary detail position, which will be defined by the TJCC, and in accordance with all of the terms set forth in Exhibit D, and subject to Sections 3.6.1, 3.6.3(a), 3.6.4(a), 3.7, and 3.8, GSK will pay ALLERGAN an additional *** royalty on GSK's Net Sales in each such Calendar Year, or portion thereof if applicable.

               (b) The Parties acknowledge that, during the Term, one (1) or more royalty-bearing licenses may be necessary from one (1) or more Third Parties in order for GSK and its Affiliates to use, sell, offer for sale, and import Product in the Field of Use in the Territory, without infringing the intellectual property rights of one or more patent rights of such Third Parties in the Territory. In such an event, GSK will have the right but not the obligation, and only after prior consultation with ALLERGAN, to use Commercially Reasonable Efforts to

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

obtain and maintain such Third Party licenses solely with respect to the Territory. If, as a result of GSK obtaining and maintaining such Third Party licenses, it is necessary for GSK to make royalty payments and/or license fee payments to such Third Party (collectively, the "Third Party Payments") in order for GSK to practice the rights granted hereunder to the ALLERGAN Patent Rights and ALLERGAN Know-How without infringing such Third Party's rights, GSK will be entitled to offset *** of all such Third Party Payments against any royalties owed to ALLERGAN under this Agreement during the Term.

               (c) If, in any Calendar Year, the Standard Cost exceeds the Allowable Standard Cost, ALLERGAN will credit against the royalty payable under
Section 3.2.1 of this Agreement in such Calendar Year, an amount equal to the difference between (i) the Standard Cost plus *** and (ii) the Allowable Standard Cost plus ***, multiplied by the number of Units of Product purchased by GSK during such Calendar Year; provided such difference was actually incurred by GSK.

     3.3 GSK Royalty Term. Subject to Section 9.5.1(a), the obligation of GSK to pay royalties owed to ALLERGAN under Section 3.2.1 will commence on the GSK Sales Commencement Date and continue until the expiration, pursuant to Section
9.1 or Section 9.2.3, or earlier termination, pursuant to Section 9.3, of the Term. The obligation of GSK to pay the additional royalty owed to ALLERGAN under
Section 3.2.2(a) will, if all conditions are satisfied by ALLERGAN as provided in Section 3.2.2(a), commence at the beginning of the Co-Promotion Term and continue until the expiration or earlier termination thereof as provided in
Section 2.5.

     3.4 Tail Period Payments. Commencing on first (1st) day of the Tail Period and continuing until the expiration thereof, subject to Sections 3.6.2, 3.6.3(b), 3.6.4(b), 3.7, and 3.8, ALLERGAN will pay the following payments (the "Tail Period Payments") to GSK:***. For purposes of this Section 3.3, "year" will mean each 365-calendar day period beginning on the first (1st) day of the Tail Period or the relevant anniversary thereof.

     3.5 Product Improvement and Enhancement Reimbursement Payments.

          3.5.1 During the Term, ALLERGAN will conduct the Product Improvement and Enhancement activities described in Exhibit E. ALLERGAN will have no obligation to engage in any activities related to Product Improvements and Enhancements other than as set forth on Exhibit E or existing or planned activities in which ALLERGAN and its Affiliates engage outside the Territory for ALLERGAN's own purposes.

          3.5.2 In consideration for ALLERGAN's conduct of the Product Improvement and Enhancement activities as provided in Section 3.5.1 and subject to Sections 3.6.4(a), 3.7, and 3.8, GSK will make research support payments to ALLERGAN to reimburse ALLERGAN for a portion of its costs and expenses of conducting such activities, which research support payments will not exceed the amounts set forth on the schedule in Exhibit F for the applicable Calendar Year. At the end of each six (6) month period beginning on January 1 or July 1 after the Effective Date, continuing until December 31, 2009, ALLERGAN, within thirty
(30) days after

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

the end of such six (6) month period, will provide to GSK a written report detailing the Product Improvement and Enhancement activities showing progress on delivering some or all of such Product Improvement and Enhancement activities outlined in Exhibit E conducted by ALLERGAN during the just-ended six (6) month period and an invoice for GSK's share of the costs and expenses of conducting such activities during such six (6) month period. Within thirty (30) days after receipt by GSK of (i) such report and such invoice and (ii) a letter from a manager of ALLERGAN confirming that ALLERGAN's total global expenditures in conducting such Product Improvement and Enhancement activities in the just-ended six (6) month period ***, GSK will pay to ALLERGAN the amount corresponding to such invoice. ALLERGAN covenants and agrees that it will use such payments solely to cover a portion of the costs and expenses incurred by ALLERGAN and its Affiliates in conducting the Product Improvements and Enhancements activities set forth on Exhibit E. In the event that ALLERGAN does not incur any costs and expenses in conducting Product Improvement and Enhancement activities in a six
(6) month period, no payments will be due for such six (6) month period to ALLERGAN from GSK pursuant to this Section 3.5.2.

          3.5.3 If ALLERGAN and GSK mutually agree in writing that ALLERGAN will engage in Product Improvement and Enhancement activities in addition to the activities set forth in Exhibit E for the benefit of GSK in the Territory, GSK will provide compensation to ALLERGAN in addition to that set forth in Exhibit F for such additional activities under terms and conditions to be negotiated in good faith by the Parties.

     3.6 Payment Terms.

          3.6.1 Quarterly Payments of Royalties. Within sixty (60) days after the last day of each Calendar Quarter, GSK will pay to ALLERGAN all royalties due and payable on GSK's Net Sales in the immediately preceding Calendar Quarter, or portion thereof if applicable, in accordance with Section 3.2.

          3.6.2 Quarterly Payments of the Tail Period Payment. Within sixty (60) calendar days after the last day of each Calendar Quarter during the Tail Period, ALLERGAN will pay to GSK all payments due and payable on ALLERGAN Net Sales as provided under Section 3.4 in the immediately preceding Calendar Quarter, or portion thereof if applicable.

          3.6.3 Annual Reconciliations.

               (a) Subject to Section 9.5.1(a), within sixty (60) calendar days after the last day of each Calendar Year during the Term, or portion thereof if applicable, GSK will calculate the royalty payments due to ALLERGAN pursuant to Sections 3.2.1 and, if applicable, 3.2.2(a) for such Calendar Year. In the event the total payment due pursuant to Section 3.2.1 and, if applicable, 3.2.2(a) in any Calendar Year is greater than the total for each such amount that GSK has paid under Section 3.6.1 in such Calendar Year, the difference will be paid by GSK to ALLERGAN within sixty (60) days after the last day of such Calendar Year, or portion thereof if applicable. In the event the total payment due pursuant to
Section 3.2.1 and, if applicable, 3.2.2(a) in any Calendar Year is less than the total for each such amount that GSK

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

has paid under Section 3.6.1 in such Calendar Year, the difference will be paid by ALLERGAN to GSK within sixty (60) days after the last day of such Calendar Year, or portion thereof if applicable.

               (b) Within sixty (60) calendar days after the last day of each Calendar Year during the Tail Period, or portion thereof if applicable, ALLERGAN will calculate the Tail Period Payments due to GSK pursuant to Section 3.4 for such Calendar Year. In the event the total payment due pursuant to Section 3.4 in any Calendar Year is greater than the total amount that ALLERGAN has paid under Section 3.6.2 in such Calendar Year, the difference will be paid by ALLERGAN to GSK within sixty (60) days after the last day of such Calendar Year, or portion thereof if applicable. In the event the total payment due pursuant to
Section 3.4 in any Calendar Year is less than the total amount that ALLERGAN has paid under Section 3.6.2 in such Calendar Year, the difference will be paid by GSK to ALLERGAN within sixty (60) days after the last day of such Calendar Year, or portion thereof if applicable.

          3.6.4 All payments made under this Agreement will be made in U.S. dollars. All payments will be made by check or wire transfer in immediately available funds to the following bank account or to such other bank account designated in writing by ALLERGAN:

               ***

For sales of Product in Japanese Yen or in any currency other than U.S. dollars:

               (a) With respect to payments made by GSK to ALLERGAN under this Agreement, GSK's Net Sales, as defined in Section 1.46, will be calculated in accordance with the International Financial Reporting Standards consistently applied. GSK Net Sales will be converted into U.S. dollars using the average exchange rates as calculated and utilized by GSK's group reporting system and published accounts. The current method uses spot exchange rates sourced from Reuters/Bloomberg and if changed, GSK will notify ALLERGAN of the revised method in advance of it being applied.

               (b) With respect to payments made by ALLERGAN to GSK pursuant to
Section 3.4, ALLERGAN's Net Sales, as defined in Section 1.46, will be calculated in accordance with U.S. generally accepted accounting principles consistently applied. Net Sales will be converted into U.S. dollars using the average exchange rates as calculated and utilized by ALLERGAN's reporting systems and published accounts. The current method uses the monthly average of daily exchange rates obtained from Bloomberg to convert sales in local currency into U.S. dollars. If this methodology is changed ALLERGAN will notify GSK of the revised methodology in advance of it being applied.

     3.7 Late Payment Interest. Any payment due and payable under the terms and conditions of this Agreement, including without limitation any royalty payment and any Tail Period Payments, made by GSK or ALLERGAN after the date such payment is due and payable, will bear interest as of the day after the date such payment was due and payable, and will continue to accrue such interest until such payment is made, at rate equal to *** per month. The

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

payment of such interest will not limit either Party from exercising any other rights it may have as a consequence of the lateness of any payment.

     3.8 Taxes. To the extent a statutory tax withholding obligation is imposed by a governmental authority upon any payment made by a Party (the "Payor") to the other Party (the "Payee") under this Agreement, including, for example, royalty payments, due and payable by the Payor to the Payee under the terms and conditions of this Agreement, the Payor will be entitled to withhold from such payment the amount, if any, of any tax assessed against the Payee and actually withheld, provided that such tax is only for the account of the Payee and evidence of the payment of such tax is promptly provided to the Payee. The Payor will pay the amount of such tax to the proper taxing authority and will be entitled to deduct the amount of such tax from the payment to be made by the Payor to the Payee. The Payor will advise the Payee of any tax payment made for the benefit of the Payee pursuant to this Section 3.8 and provide the Payee with copies of tax receipts for all taxes paid and deducted from the payment due and payable to the Payee, together with copies of all pertinent communications from or with governmental authorities with respect thereto. At a Party's reasonable request and subject to the requesting Party reimbursing any costs and expenses, each Party will reasonably assist the requesting Party in any effort by a Party in claiming any exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force, and in minimizing the amount required to be so withheld or deducted. ALLERGAN warrants that ALLERGAN is resident for tax purposes in United States and that ALLERGAN is entitled to relief from United Kingdom income tax under the terms of the double tax agreement between the United Kingdom and the United States. ALLERGAN will notify GSK immediately in writing in the event that ALLERGAN ceases to be entitled to such relief. Pending receipt of formal certification from the United Kingdom Inland Revenue, GSK may pay royalty income and any other payments under this Agreement to ALLERGAN by deducting tax at a rate specified in the double tax treaty between the United Kingdom and the United States. ALLERGAN agrees to indemnify and hold harmless GSK against any loss, damage, expense, or liability arising in any way from a breach by ALLERGAN of the warranties in this Section
3.8 or any future claim by a United Kingdom tax authority or other similar body alleging that GSK was not entitled to deduct such withholding tax on such payments at source at the treaty rate.

     3.9 Records and Reports. Any and all payments made by either Party to the other pursuant to this Agreement will be accompanied by a written statement setting forth in reasonable detail the calculation of such Party's Net Sales, and, if applicable, the calculation of the average exchange rate utilized by such Party to convert a local currency payment to U.S. dollars. Each Party will maintain, and will require its Affiliates, and sublicensees, to maintain complete and accurate records sufficient to enable accurate calculation of any payments due by a Party to the other Party hereunder, including, without limitation payment of any royalties and the Tail Period Payment. Such records and books of account will be preserved by each Party and its respective Affiliates and sublicensees, as applicable, for a period of three (3) years after the end of the period covered by such records and books of account, which obligation will survive the expiration or earlier termination of this Agreement.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.


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

     3.10 Audit Rights.

          3.10.1 GSK will permit an ALLERGAN auditor, or an independent public accountant designated by ALLERGAN and reasonably acceptable to GSK, to have access, no more than once in each Calendar Year, during regular business hours and upon at least sixty (60) calendar days' prior written notice, to GSK's records and books, and GSK's Affiliates' and sublicensees' records and books, to the extent necessary to determine the accuracy of GSK's Net Sales reported, and payments made, by GSK to ALLERGAN pursuant to this Article 3 within the two (2) year period immediately preceding such an audit. If such examination results in a determination that GSK's Net Sales or payments owed to ALLERGAN by GSK have been understated, unpaid amounts due will be paid by GSK to ALLERGAN promptly. If such examination results in a determination that GSK's Net Sales or payments owed to ALLERGAN by GSK have been overstated, overpaid amounts due will be re-paid by ALLERGAN to GSK promptly. The fees and expenses of such auditor or accountant will be paid by ALLERGAN unless GSK's Net Sales have been understated, or that payments owed to ALLERGAN by GSK have been underpaid, by more than *** for the period examined, in which case GSK will pay all reasonable costs and expenses of the auditor or accountant incurred by ALLERGAN in the course of making such determination.

          3.10.2 ALLERGAN will permit a GSK auditor, or an independent public accountant designated by GSK and reasonably acceptable to ALLERGAN, to have access, no more than once in each Calendar Year, during regular business hours and upon at least sixty (60) calendar days' prior written notice, to ALLERGAN's records and books, and ALLERGAN's Affiliates' and sublicensees' records and books, to the extent necessary to determine the accuracy of ALLERGAN's Net Sales reported, and payments made, by ALLERGAN to GSK pursuant to this Article 3 within the two (2) year period immediately preceding such an audit. If such examination results in a determination that ALLERGAN's Net Sales or payments owed to GSK by ALLERGAN have been understated, unpaid amounts due will be paid by ALLERGAN to GSK promptly. If such examination results in a determination that ALLERGAN's Net Sales or payments owed to GSK by ALLERGAN have been overstated, overpaid amounts due will be re-paid by GSK to ALLERGAN promptly. The fees and expenses of such auditor or accountant will be paid by GSK unless ALLERGAN's Net Sales have been understated, or that payments owed to GSK by ALLERGAN have been underpaid, by more than *** for the period examined, in which case ALLERGAN will pay all reasonable costs and expenses of the auditor or accountant incurred by GSK in the course of making such determination.

4.   TRANSITION ACTIVITIES

     4.1 Transition Period. The Parties acknowledge that due to Applicable Law, during the period from the Effective Date and continuing until the date on which Regulatory Authorities approve GSK or its Affiliate in the Territory becoming the MAH for Product in the Territory (the "Transition Period"), ALLERGAN will continue to be the MAH for Product in the Territory. Accordingly, the Parties agree that the principles set forth in this Section 4.1 will guide the

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.


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

clinical development and commercialization activities for the Product in the Territory during the Transition Period and thereafter with respect to study 909.

          4.1.1 Commercialization of Product.

               (a) During the period commencing on the Effective Date and continuing until the GSK Distribution Commencement Date, ALLERGAN will use Commercially Reasonable Efforts to promote, sell, offer for sale and distribute Product in the Field of Use in the Territory and ALLERGAN will be entitled to book all Net Sales of ALLERGAN during such time.

               (b) Promptly after the Effective Date, the Parties or their respective Affiliates will enter into good faith negotiations for an agreement (the "Distribution Agreement"), which will set forth the roles and responsibilities of GSK relating to the commercialization of Product in the Field of Use during the Transition Period. Such Distribution Agreement will be executed not later than fourteen (14) calendar days after the Effective Date and will include the principles set forth on Exhibit G.

               (c) The Parties acknowledge and agree that the TJCC will oversee all activities of ALLERGAN pursuant to Section 4.1.1(a) and all activities of the Parties pursuant to the Distribution Agreement.

               (d) Upon expiration of the Distribution Agreement, ALLERGAN will, if so requested by GSK, use Commercially Reasonable Efforts to transfer and assign to GSK all contracts relating to the Product, including, without limitation, post-marketing surveillance contracts, excluding, however, any contracts relating to study 909 as provided in Exhibit H.

          4.1.2 Co-Development Activities.

               (a) During the period commencing on the Effective Date and continuing until such time as set forth in Exhibit H, the Parties will co-develop the Product in the Territory in accordance with the terms set forth on Exhibit H.

               (b) The Parties or their respective Affiliates in the Territory may, within a reasonable period of time after the Effective Date, mutually determine to enter into a separate agreement setting forth their respective obligations with respect to the co-development of Product in the Territory, which agreement must include the terms set forth on Exhibit H (the "Co-Development Agreement"). In the event of a conflict between the terms of any such agreement and this Agreement, this Agreement will control.

     4.2 Regulatory Approval Transfer. During the Transition Period, ALLERGAN or its Affiliate in the Territory will work diligently with GSK to enable GSK to become the MAH for the Product in the Territory and in addition become responsible for all Regulatory Approval Applications in the Territory for Product, including, without limitation, those Regulatory

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.


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

Approval Applications in the Territory for Product for the Cosmetic Indication. Notwithstanding the foregoing, the Parties acknowledge and agree that prior to the Closing Date, they will not, and will cause their respective Affiliates not to, communicate in any way with the Regulatory Authorities (whether orally or in writing) regarding the transfer of Regulatory Approvals for Product in the Territory from ALLERGAN to GSK so as to enable GSK to become the MAH. As soon as possible but in no event later than thirty (30) calendar days after the date of notification by the MHLW that GSK is the MAH for Product in the Territory, ALLERGAN will at its own cost and expense (a) deliver, or cause its Affiliates to deliver, to GSK copies of each Regulatory Approval and Regulatory Approval Application held by ALLERGAN its Affiliates or agents relating specifically to Product in the Field of Use in the Territory, (b) certify in writing that the copies of such Regulatory Approval Applications and filings are true and complete copies thereof, and (c) do all other things that are required pursuant to any Applicable Law in the Territory to ensure that the Regulatory Approvals and Regulatory Approval Applications are duly transferred into the name of GSK or its nominee in a timely manner

     4.3 Notification by the MHLW. Once the Regulatory Approvals and Regulatory Approval Applications for Current Indications are transferred to GSK and GSK receives notification by the MHLW that GSK is the MAH, the Transition Period will immediately terminate, the Distribution Agreement will immediately terminate, and GSK will become legally responsible for all communications with MHLW relating to Product in the Territory. Further, all legal responsibility for releasing Product in Japan, quality assurance/quality control, post-marketing surveillance, and pharmacovigilance relating to Product in the Territory will transfer to GSK at such time. Notwithstanding the foregoing, the Co-Development Agreement will immediately terminate upon the later to occur of (a) the date on which the Regulatory Approvals and Regulatory Approval Applications for Current Indications are transferred to GSK and GSK receives notification by the MHLW that GSK is the MAH or (b) the date on which the study 909 database is locked, as described in Exhibit H.

     4.4 Disclosure of ALLERGAN Know-How; Transfer of Materials.

          4.4.1 Within thirty (30) calendar days after the Effective Date, ALLERGAN or its Affiliate, will at its or their sole cost and expense disclose the ALLERGAN Know-How to GSK and will provide to GSK all documents that recite, are directed to, or concern ALLERGAN Know-How. Notwithstanding anything to the contrary contained in this Article 4, ALLERGAN will thereafter during the Term promptly disclose to GSK any ALLERGAN Know-How that comes into ALLERGAN's possession and will provide to GSK all documents that are directed to such ALLERGAN Know-How.

          4.4.2 ***.

     4.5 Maintenance of Documentation. Except as provided herein or as otherwise required or appropriate under Applicable Law, the documents and materials provided by ALLERGAN to GSK under this Section 4.5 may be copies of original documents and materials, provided that such copies will be of the highest quality possible and, if such quality is inadequate

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

for GSK's needs, ALLERGAN will permit GSK to have access to the original documents and materials. In the event that ALLERGAN elects to provide original documents and materials, GSK will permit ALLERGAN to have access to such original documents and materials for use by ALLERGAN for purposes consistent with the terms and conditions of this Agreement. Such original documents and materials will be provided to GSK in accordance with the following:

          4.5.1 GSK will maintain original documents and materials under safe and secure conditions typically used by GSK to maintain its own similar documents and materials. Specifically, GSK will maintain such original documents and materials in files located in a GSK facility or at another secure facility used to store GSK's own original documents. If GSK chooses to transfer such original documents and materials to any other secure facility, GSK will notify ALLERGAN in writing sixty (60) calendar days in advance of such transfer.

          4.5.2 If a Regulatory Authority requires ALLERGAN, or an Affiliate of ALLERGAN, to provide the Regulatory Authority with access to any of the original documents or materials transferred by ALLERGAN or its Affiliate to GSK as provided in this Article 4, GSK will permit ALLERGAN, its employees, agents, or independent contractors, and/or officials or representatives of the Regulatory Authority, as appropriate, access to the original documents and materials. Such access will be provided at the site where the original documents and materials are maintained by GSK, during normal business hours (Monday through Friday between 9 a.m. and 5 p.m.) after receipt of reasonable written notice (being at least five (5) calendar days where practicable but in any case not less than twenty-four (24) hours advance written notice from ALLERGAN (seventy-two (72) hours if such notice arrives on a Friday, Saturday, or Sunday), or at such other facility and during such hours as agreed upon by GSK, ALLERGAN, and/or the Regulatory Authority. The term "access" will mean, for the purposes of this
Section 4.5.2, that ALLERGAN and/or the Regulatory Authority, as appropriate, will have possession of the original documents and materials at the GSK facility where the original documents and materials are maintained, or at such other facility as agreed upon by ALLERGAN and GSK and/or the Regulatory Authority, for sufficient time to allow ALLERGAN to review the original documents in detail and/or to allow the Regulatory Authority to complete its review. Prior to the grant of access, ALLERGAN will provide GSK with a copy of the relevant written Regulatory Authority communication or a copy of ALLERGAN's written contact report of an oral request by the Regulatory Authority for such access, if such letter or contact report exists.

          4.5.3 Upon expiration or termination of this Agreement, GSK will return to ALLERGAN all documents and materials provided by ALLERGAN to GSK as provided in this Article 4 in accordance with Section 9.4.3.

     4.6 Further Assistance by ALLERGAN. ALLERGAN, on GSK's or GSK's Affiliate's request, will provide consulting services regarding specific issues in connection with pre-clinical and clinical development and commercialization of Product in the Field of Use ("Consultations") as set forth in this Section 4.6. For clarity, Consultations will not include any efforts or activities conducted by employees and/or agents of ALLERGAN in connection with

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

the activities and obligations involved under the Distribution Agreement, in the transfer of Regulatory Approvals and ALLERGAN Know-How and materials pursuant to this Article 4, in connection with ALLERGAN's participation in the TJDC and TJCC as provided in Article 5, and in connection with global Product strategic marketing support.

          4.6.1 During the period commencing on the Effective Date and continuing for a period of ***, Consultations will occur at mutually agreeable times and places, and will not exceed *** hours of total employee time, excluding travel, per month.

          4.6.2 As of and after the date of the expiration of the *** period referenced in Section 4.6.1 and continuing for *** thereafter, Consultations will occur at mutually agreeable times and places, and will not exceed *** hours of total employee time, excluding travel, per month.

          4.6.3 In the event that GSK or an Affiliate of GSK requests Consultations in excess of the total employee time per month set forth in
Section 4.6.1 or 4.6.2, respectively, ALLERGAN will use Commercially Reasonable Efforts, but will have no obligation, to provide such Consultations. In the event that ALLERGAN and GSK agree that Consultations in excess of the total employee time per month set forth in Section 4.6.1 or 4.6.2 will be provided, GSK will pay ALLERGAN a full time equivalent (FTE) rate of *** per person per day on which Consultations are actually provided and will reimburse ALLERGAN for any documented reasonable and properly incurred out-of-pocket costs or expenses that ALLERGAN incurs in connection with such Consultations, including without limitation all reasonable and properly incurred travel and hotel accommodation costs and expenses (which will be pre-agreed with GSK).

          4.6.4 Notwithstanding anything to the contrary, there will be no time limit on communications to ALLERGAN from GSK pertaining to the acquisition of development or regulatory documents or data identified as missing after the transfer of Regulatory Approvals and ALLERGAN Know-How was, in the opinion of ALLERGAN, complete, nor will there be a charge for ALLERGAN supplying such documents or data; provided that such documents or data are in ALLERGAN's possession or are in the possession of an ALLERGAN contractor or investigator and are retrievable upon exercise by ALLERGAN of Commercially Reasonable Efforts.

5.   PRODUCT DEVELOPMENT AND COMMERCIALIZATION

     5.1 In General. GSK, at GSK's sole expense (subject to ALLERGAN's performance of its obligations as set forth in Article 4 and Exhibits G and H), will use Commercially Reasonable Efforts to commercialize Product in the Territory, as provided in Section 5.5. Additionally, as provided in Section 5.3, GSK will develop Product for at least one (1) Future Indication. Notwithstanding the above, ALLERGAN covenants and agrees that it will cause the Manufacturer to supply Product for such development and commercialization activities (under the terms of the Supply Agreement) and, at GSK's request and at GSK's expense, subject to ALLERGAN's obligations as set forth in Article 4 and Exhibits G and H, cooperate with GSK

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

and to provide assistance as reasonably necessary in connection with any such development and commercialization activities in the Field of Use in the Territory.

     5.2 Territory Joint Development Committee.

          5.2.1 Within thirty (30) calendar days after the Effective Date, the Parties will form a Territory Joint Development Committee ("TJDC") to manage and review the development process and Regulatory Approval Application submissions for Product in Territory. The responsibilities of the TJDC will include, without limitation:

               (a) Reviewing co-development activities for Product during the Transition Period as set forth in Article 4 and Exhibit H;

               (b) Reviewing the ongoing development activities for Product in the Field of Use during the Term in accordance with the clinical development plan in the Territory as described in Section 5.9.1;

               (c) Reviewing the progress of GSK's development of Product in the Territory after the expiration of the Transition Period, including, without limitation, Product Improvement and Enhancement activities, as provided in
Section 3.5;

               (d) Reviewing the progress of ALLERGAN's Product Improvement and Enhancement activities as set forth in Section 3.5;

               (e) Acting as a forum for the Parties to exchange information concerning the development and routine regulatory maintenance of Product in the Field of Use in the Territory after the Transition Period, including communications and correspondence to and from Regulatory Authorities;

               (f) Reviewing and discussing pharmacovigilance activities, post-marketing surveillance activities, and manufacturing/CMC topics; and

               (g) Performing such other responsibilities as agreed to by the Parties.

          5.2.2 The TJDC will meet periodically every Calendar Year as agreed to by the Parties, but in no event less than once during each Calendar Quarter of each Calendar Year during the Term, in person in the Territory not more than twice per Calendar Year, or by video teleconference or teleconference as mutually agreed, to discuss matters within its purview.

          5.2.3 ALLERGAN will designate two (2) members and GSK will designate three (3) members to comprise the TJDC. Such individuals will be executives with responsibility for the clinical development of and/or regulatory matters relating to the Product in the Territory. In addition, the TJDC may from time to time include additional non-voting, ad-hoc representatives from either Party on specific issues as the need arises. Each Party will identify its members on

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

the TJDC within thirty (30) days after the Effective Date. Chairmanship of the TJDC will reside with a GSK member. The chairman will be responsible for preparing minutes of each TJDC meeting and distributing such minutes to members of the TJDC within thirty (30) days after each meeting for review and comment. Such minutes will be approved as the first order of business at the immediately succeeding TJDC meeting.

          5.2.4 Each Party will bear all expenses it incurs in regard to participating in such TJDC meetings, including, without limitation, all travel and living expenses.

          5.2.5 At least one (1) representative from each Party must be present at any meeting of the TJDC to represent a quorum for voting purposes, with each member on the TJDC having one (1) vote.

          5.2.6 All decisions related to Product portfolio management and routine regulatory maintenance of Product in the Territory, initiation, conduct and termination of clinical trials for Product, subject to Section 5.2.8, budgeting for all such development and regulatory activities, and selection of Indications for which Product may be developed, will be made by majority vote of the TJDC, which decision will be final and binding on the Parties.

          5.2.7 All decisions related to other aspects of clinical development or Regulatory Approval not specified in Section 5.2.6 will be made by unanimous vote of the TJDC, which decision will be final and binding on the Parties. If the TJDC cannot reach unanimous agreement, any disputes will be submitted for resolution to a senior clinical development executive of each Party, or his/her designee, for the Territory. If the senior clinical development executives of each Party, or their respective designees, for the Territory cannot resolve such any disputes within thirty (30) calendar days after the first (1st) interaction (whether in writing, via telephone or in person) between the senior clinical development executives of each Party or their respective designees, such dispute will be decided by GSK, which decision of GSK will be final and binding on the Parties.

          5.2.8 Notwithstanding the foregoing, any development plan or clinical trial ***. GSK or its Affiliate will provide ALLERGAN with written notice prior to proceeding with any matter set forth in this Section 5.2.8, and within thirty
(30) calendar days of receipt of such written notice from GSK or its Affiliate, ALLERGAN will provide written notice to GSK or its Affiliate of whether ALLERGAN consents to GSK or its Affiliate progressing with such matter. If ALLERGAN does not refuse consent, or does not provide any response to GSK or its Affiliate, in each case within such thirty (30) calendar day period, ALLERGAN will be deemed to have consented to GSK or its Affiliate proceeding with the matter as presented in GSK's or its Affiliate's written notice to ALLERGAN.

          5.2.9 For the avoidance of doubt, the TJDC's role will only be with respect to development and regulatory activities of the Parties relating to Product in the Territory as provided herein and, unless provided otherwise by this Agreement, the TJDC will have no authority to (a) modify any term or condition of this Agreement, including without limitation

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

ALLERGAN's right pursuant to Section 2.5, or (b) create, provide for, or eliminate any financial obligation of either Party under this Agreement.

     5.3 Development Responsibilities of GSK.

          5.3.1 Cosmetic Indications. Provided that GSK or any of its Affiliates is the Marketing Authorization Holder and subject to Section 5.2.8, GSK will use Commercially Reasonable Efforts to initiate and complete development and regulatory activities that are reasonably required to obtain Regulatory Approval for Product for Glabellar Lines in the Territory. Upon GSK becoming the Marketing Authorization Holder, and except to the extent ALLERGAN's cooperation is required in order to comply with regulatory requirements in the Territory, and further subject to the Manufacture (as defined in the Supply Agreement) by the Manufacturer of Product for use in such development activities in accordance with the terms and conditions of the Supply Agreement, full responsibility for any activities to obtain Regulatory Approvals of Cosmetic Indications for Product in the Territory will be the sole responsibility of GSK.

          5.3.2 Future Indication Development Requirements and Diligence.

               (a) Provided that GSK or any of its Affiliates is the MAH and subject to Section 5.2.8, GSK, at GSK's sole expense, will use Commercially Reasonable Efforts to develop Product in the Territory and, in connection with such Commercially Reasonable Efforts, undertake Product development activities directed toward obtaining Regulatory Approval for Product for ***. Future Indication, as reviewed by the TJDC. Such Product development activities may include, without limitation, preclinical, clinical, and regulatory activities.

               (b) GSK will commence and continue such development of Product for *** Future Indication as provided in Section 5.3.2(a) above until the earlier of (A) the end of the *** of the Term; or (B) GSK obtaining Regulatory Approval for the *** Future Indication for Product in the Territory.

               (c) If GSK ceases all development of Product during the *** period set forth in Section 5.3.2(b) prior to obtaining *** Regulatory Approval for Product for a Future Indication, all rights related to Future Indications will revert to ALLERGAN.

For the avoidance of doubt, failure to use Commercially Reasonable Efforts to perform any material development responsibilities in accordance with this
Section 5.3.2 will be considered a material breach of this Agreement provided that in the event of a breach by ALLERGAN of its representations, warranties, covenants or obligations under this Agreement, a Material Supply Interruption or Material Regulatory Interruption, other scientific, medical or technical reason outside GSK's control, and/or a Force Majeure Event in the Territory, the failure of GSK to perform any of the development responsibilities as provided in this Section 5.3.2(a) through 5.3.2(c) will not be considered a material breach of this Agreement.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          5.4 Territory Joint Commercial Committee.

          5.4.1 Not later than thirty (30) calendar days after the Effective Date, the Parties will form a Territory Joint Commercial Committee ("TJCC") to oversee GSK's commercialization, sales, and promotion activities relating to Product in the Field of Use in the Territory. The responsibilities of the TJCC will include, without limitation:

               (a) Overseeing the Parties' respective commercialization activities during the Transition Period pursuant Section 4.1.1(a) and the Distribution Agreement, and managing the transition of such activities to GSK once GSK or any of its Affiliates becomes the MAH;

               (b) Reviewing, on an annual basis, GSK's then-current marketing plans, sales forecasts, and launch plans for Product in the Field in the Territory;

               (c) Reviewing the progress and status of GSK's commercialization of Product in the Territory;

               (d) Acting as a forum for the Parties to exchange information concerning the commercialization of Product;

               (e) Coordinating ALLERGAN's co-promotion activities during the Co-Promotion Term; and

               (f) Performing such other responsibilities as agreed to by the Parties.

          5.4.2 The TJCC will meet periodically every Calendar Year as agreed to by the Parties, but in no event less than once during each Calendar Quarter of each Calendar Year during the Term, in person in the Territory not more than twice per Calendar Year, or by video teleconference or teleconference as mutually agreed, to discuss matters within its purview.

          5.4.3 ALLERGAN will designate two (2) members and GSK will designate three (3) members to comprise the TJCC. Such individuals will be senior management executives with responsibility for Product commercialization in the Territory. In addition, the TJCC may from time to time include additional non-voting, ad-hoc representatives from either Party for specific issues as the need arises. Each Party will identify its members on the TJCC within thirty (30) days after the Effective Date. Chairmanship of the TJCC will reside with a GSK member. The chairman will be responsible for preparing minutes of each TJCC meeting and distributing such minutes to members of the TJCC within thirty (30) days after each meeting for review and comment. Such minutes will be approved as the first order of business at the immediately succeeding TJCC meeting.

          5.4.4 Each Party will bear all expenses it incurs in regard to participating in such TJCC meetings, including, without limitation, all travel and living expenses.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

5.4.5 At least one (1) representative from each Party must be present at any meeting of the TJCC to represent a quorum for voting purposes, with each member on the TJCC having one (1) vote..

          5.4.6 The TJCC will strive to make all decisions by consensus vote, however, any disputes will be decided by a majority vote of the members of the TJCC, which decision will be final and binding on the Parties.

          5.4.7 For the avoidance of doubt, the TJCC's role will only be with respect to commercialization activities of the Parties relating to Product in the Territory and, unless provided otherwise by this Agreement, the TJCC will have no authority to (a) modify any term or condition of this Agreement, including without limitation ALLERGAN's right pursuant to Section 2.5, or (b) create, provide for, or eliminate any financial obligation of either Party under this Agreement.

     5.5 Commercialization Responsibilities of GSK. Provided that GSK or any of its Affiliates is the Marketing Authorization Holder, GSK, at GSK's sole expense, will use Commercially Reasonable Efforts to commercialize Product in the Field of Use in the Territory as directed by the TJCC.

     5.6 Adverse Event and Serious Adverse Event Reporting. GSK will be solely responsible for and will comply with all applicable medical event reporting requirements for the Product in the Territory and any countries in the Other Territories. ALLERGAN will solely be responsible for and will comply with all applicable medical event reporting requirements in all countries outside the Territory and the Other Territories where the Product is being marketed, under investigation, or pending registration. Adverse event information will be exchanged between the Parties in such a manner as to ensure that their respective regulatory obligations are met. Both Parties will agree in a separate Pharmacovigilance Agreement on the detailed procedures including timeframes and formats of adverse event information exchange specific to clinical trial and spontaneous serious adverse events and non-serious adverse events and other regulatory safety information. The drug safety groups for both Parties will have standard operating procedures outlined in the Pharmacovigilance Agreement relating to the receipt, processing, evaluation, and reporting of all adverse events. Mechanisms for training and assessing compliance with these procedures will also be identified in the Pharmacovigilance Agreement. The Parties will negotiate and execute the Pharmacovigilance Agreement, which will include the core principles set forth on Exhibit I as well as such other terms and conditions agreed to by the Parties, within sixty (60) calendar days of the Effective Date. GSK will be responsible for submitting all required pharmacovigilance information to Regulatory Authorities in the Territory. ALLERGAN will have access to such information provided by GSK and will be free to use such information outside the Territory and Other Territories for any purpose in connection with the sale of Product. GSK will provide reports to ALLERGAN regarding all such pharmacovigilance information in the development reports provided to ALLERGAN pursuant to Section 5.9.1.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

     5.7 Product Recall. If any Regulatory Authority in the Territory orders or requires the recall of any Product in the Territory, or if in GSK's opinion a recall is necessary in the Territory, GSK will promptly notify ALLERGAN and provide such information regarding such recall order or other information as may be reasonably requested by ALLERGAN. GSK will, unless prohibited by Applicable Law, consult ALLERGAN on the need for a recall and take all ALLERGAN submissions into account when making a decision of whether to instigate or recall (such decision not to be unreasonably made). GSK will be responsible for conducting any recall in the Territory and ALLERGAN will co-operate with GSK by providing all such information and assistance as may be reasonably required to implement such recall. To the extent that any recall of the Product is implemented as a result of Manufacturer's failure to Manufacture (as defined in the Supply Agreement) Product in accordance with the terms and conditions of the Supply Agreement, ALLERGAN will (a) bear all direct expenses incurred by GSK in connection with such recall, (b) indemnify the GSK Indemnitees (as defined in Section 8.1) from any and all Liabilities (as defined in Section 8.1) incurred by the GSK Indemnitees to the extent that these are proven to be attributable to the Manufacturer's failure to Manufacture Product in accordance with the terms and conditions of the Supply Agreement, and (c) either, at GSK's sole option, replace or credit GSK for the cost of the relevant Lots (as defined in the Supply Agreement) of Product subject to the recall. If a recall is required due to any negligence or willful misconduct of a GSK Indemnitee, GSK will bear all such costs and expenses incurred in connection with such recall and will indemnify the ALLERGAN Indemnitees (as defined in Section 8.2) from and against any and all Liabilities incurred by the ALLERGAN Indemnitees that are proven to be attributable solely to the negligence or willful misconduct of GSK. If any Regulatory Authority outside the Territory orders or requires the recall of any of the Products outside the Territory then ALLERGAN will promptly notify GSK and provide such information regarding such recall order or other information as may be reasonably requested by GSK. Except as set forth in Article 8, each Party's sole and exclusive remedies for recalled Product shall be limited to the remedies provided in this Section 5.7.

     5.8 Product Flow Outside of Territory. Each Party will implement reasonable safeguards so that country-specific Products are sold only in its respective territory and are not sold in any country outside such territory. Each Party will sell Product only in its respective territory and will not, directly or indirectly, offer Product to any Third Party that such Party reasonably believes is going to market, distribute, or sell such Product, directly or indirectly, outside such territory, unless mutually agreed upon by both Parties. If a Party becomes aware that any of its customers has illegally imported Products from outside its territory or exported Products to outside its territory, or has reason to believe that a customer intends to illegally import Products from outside its territory or exported Products to outside its territory, such Party will take Commercially Reasonable Efforts to cause such customer to cease such illegal import/export activities. If such Party reasonably believes that such customer has not ceased such activities, then such Party will immediately cease sale or distribution of any Product to such customer, to the full extent permitted by Applicable Law. In addition, ALLERGAN will continue to implement during the Term and during the Tail Period, and GSK will use Commercially Reasonable Efforts to implement during the Term, ALLERGAN's product integrity plan, the principles of which are set forth on Exhibit J to protect the safety of patients,

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

maintain the loyalty of physician customers, preserve value, and assure that safe Product is available to patients seeking treatment and appropriately handled for safe and effective treatment. Accordingly, GSK will designate one
(1) Person in the Territory to monitor the foregoing activities and concerns (the "Product Integrity Manager"), and the Parties will use Commercially Reasonable Efforts to ensure that: (a) Product will be promoted or sold solely to authorized medical professionals through legitimate distribution channels;
(b) in order to guard against counterfeiters and illegal imports/exports, all sales personnel of the Parties will be trained to recognize Product brand packaging and help customers to determine and guard against counterfeiting or illegal imports/exports; and (c) detection of illegal importers/exporters and counterfeiters will be reported to the Product Integrity Manager by employees or agents of the Parties as soon as possible.

     5.9 Reports. GSK will deliver to ALLERGAN the following written reports in English summarizing GSK's activities and progress in its development and commercialization of Product in the Territory.

          5.9.1 Development Reports.

               (a) If GSK or any of its Affiliates becomes the MAH and GSK (or its Affiliate), in its sole discretion, undertakes to develop the Product in the Field of Use in the Territory in accordance with Section 5.3 but subject to
Section 5.2.8, GSK will deliver to ALLERGAN a preliminary clinical development plan listing major activities to be conducted within twelve (12) weeks after the effective date of each such undertaking. Thereafter, not later than thirty (30) calendar days after the end of each Calendar Year, GSK will update each such clinical development plan and deliver to ALLERGAN a written report summarizing progress in development of Product in the Field of Use during such Calendar Year. Each such report will summarize all regulatory activities and development progress made by GSK in development of Product in the Field of Use as of the date of such report and, in addition, GSK's plans for the continuing such development of Product in the Field of Use during the immediately following next Calendar Year. Each such report will include information with respect to the Product Improvement and Enhancements development programs since the prior report, such as: (i) current status (for example, planning, enrollment, and completion) of any clinical trial under the development program; (ii) efforts toward and progress of enrolling patients in any clinical trial under the development programs; and (iii) clinical trial synopsis for any clinical trial under the development programs that is to be undertaken. The synopsis will include, for example: (A) a description of the patient population, number of patients to be enrolled, inclusion and exclusion criteria, study design, description of endpoints, general statistical analyses plans, and formulation and presentation to be utilized; (B) efforts undertaken in preparing a Regulatory Approval Application relating to the development programs and status of the efforts to prepare such application; (C) information submitted to the local regulatory authorities relating to the development programs, including without limitation regulatory updates and matters pertaining to Product labeling; and (D) information received from the local regulatory authorities relating to the development programs, including, for example, records of meeting minutes of any other correspondence.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          5.9.2 Commercialization Reports.

               (a) Beginning on the date that is *** after the date of initiation of clinical studies with a Product intended by GSK to be the subject of a Regulatory Approval Application, GSK will deliver to ALLERGAN, within thirty (30) calendar days after such date and, thereafter, within ***, a written marketing plan with respect to commercialization by GSK of Product in the Field of Use in the Territory that is the subject of the Regulatory Approval Application.

               (b) Approximately *** prior to the anticipated date of commercialization of a Product in such Field of Use, GSK will deliver to ALLERGAN a complete marketing plan including market analysis and marketing and sales activities in the Territory, the date anticipated by GSK that such marketing and sales activities will begin, and, after Regulatory Approval for Product has been obtained for such Field of Use, marketing and sales information with respect to such Product for such Indication in the Territory; provided, however, that GSK will not be required to generate extensive commercial analysis solely for the purpose of reporting. Such annual reports will be in addition to the written reports concerning progress in development described in Section
5.9.1. GSK may delete proprietary and sensitive information describing GSK's customer and marketing strategies from reports to be provided to ALLERGAN under this Section 5.9.2.

               (c) After the GSK Sales Commencement Date, GSK shall provide to ALLERGAN, within *** after the end of each ***, a written report of GSK's estimated Net Sales in the Territory during the immediately preceding ***.

               (d) Within *** after the end of each ***, GSK shall provide to ALLERGAN a written report of the estimated Net Sales of GSK in the Territory during the immediately preceding ***, broken down into two (2) categories: aggregate Net Sales for the Cosmetic Indications and aggregate Net Sales for all Indications other than the Cosmetic Indications.

               (e) ALLERGAN acknowledges and agrees that the written reports received from GSK in accordance with Sections 5.9.2(c) and (d): (i) are estimates of Net Sales only, and thus by definition may contain inherent errors, and will not be binding upon and/or create any diligence obligation on GSK and/or any of its Affiliates or sublicensees for any purpose under this Agreement; (ii) are being provided to ALLERGAN solely for information purposes and that as a result, neither GSK nor any of its Affiliates or sublicensees will be liable for, and ALLERGAN will indemnify and hold GSK, its Affiliates and sublicensees harmless from and against, any liabilities, damages, losses, costs and/or expenses of any kind whatsoever incurred by ALLERGAN, its Affiliates, its sublicensees or any Person relating to the use of such written reports by ALLERGAN, its Affiliates and/or its sublicensees whether internally or publicly, subject to Section 5.9.5; (iii) may be amended by GSK, its Affiliates or sublicensees at any time and for any reason whatsoever; and (iv) are not subject to being audited by ALLERGAN or its Affiliates or sublicensees. Further ALLERGAN acknowledges and agrees

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

that it cannot obligate GSK to alter or amend in any way any written report received from GSK in accordance with Sections 5.9.2(c) and (d).

          5.9.3 Forecasts.

               (a) GSK will provide to ALLERGAN the following financial forecasts relating to Product sales in the Territory: (i) by *** of each Calendar Year, a rolling forecast of GSK's Net Sales for such Calendar Year, broken down by Quarter and by all Cosmetic Indications and all Indications other than Cosmetic Indications, and for *** (annual totals only); (ii) by *** of each Calendar Year, an updated forecast of GSK's Net Sales for the remainder of such Calendar Year, broken down by Quarter and by all Cosmetic Indications and all Indications other than Cosmetic Indications; and (iii) by *** of each Calendar Year, an updated forecast of GSK's Net Sales for the *** (annual totals only). The Parties acknowledge and agree that GSK will in no way be obligated to provide any assumptions along with any forecasts provided pursuant to this
Section 5.9.3.

               (b) ALLERGAN acknowledges and agrees that the forecasts received from GSK in accordance with Section 5.9.3(a): (i) are estimates of Net Sales only, and thus by definition may contain inherent errors, and will not be binding upon and/or create any diligence obligation on GSK and/or any of its Affiliates or sublicensees for any purpose under this Agreement; (ii) are being provided to ALLERGAN solely for information purposes and that as a result, neither GSK nor any of its Affiliates or sublicensees will be liable for, and ALLERGAN will indemnify and hold GSK, its Affiliates and sublicensees harmless from and against, any liabilities, damages, losses, costs and/or expenses of any kind whatsoever incurred by ALLERGAN, its Affiliates, its sublicensees or any Person relating to the use of such forecasts by ALLERGAN, its Affiliates and/or its sublicensees whether internally or publicly, subject to Section 5.9.5; (iii) may be amended by GSK, its Affiliates or sublicensees at any time and for any reason whatsoever; and (iv) are not subject to being audited by ALLERGAN or its Affiliates or sublicensees. Further ALLERGAN acknowledges and agrees that it cannot obligate GSK to alter or amend in any way any forecast received from GSK in accordance with Section 5.9.3(a).

          5.9.4 Data and Information Reports. GSK will disclose to ALLERGAN in written reports delivered to ALLERGAN at each meeting of the TJDC or TJCC, as applicable, any and all information and/or data generated or otherwise acquired by GSK during the Term in connection with GSK's activities relating to Product in the Field of Use in the Territory, for use by ALLERGAN and its Affiliates for any purpose outside the Territory. In addition, after GSK has obtained Regulatory Approval for a Product for a Field of Use in the Territory, GSK will deliver to ALLERGAN a single written report each Calendar Year covering GSK's development activities and marketing and sales activities in the immediately preceding Calendar Year with respect to Product in the Field of Use covered by such Regulatory Approval, such annual reports to be delivered within thirty (30) days after December 31 of each Calendar Year.

          5.9.5 ALLERGAN agrees to treat written reports received from GSK pursuant to this Section 5.9 as Confidential Information of GSK and in accordance with Article 10.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

6.   PATENT AND TRADEMARK MAINTENANCE AND ENFORCEMENT

     6.1 Patent Maintenance and Prosecution.

          6.1.1 ALLERGAN will file, prosecute, and maintain the ALLERGAN Patent Rights after taking into account GSK's reasonable interests and requests after reasonable consultation with GSK. As relevant to the activities and interests of GSK under this Agreement, ALLERGAN will promptly inform GSK in writing of any change in the status of the ALLERGAN Patent Rights. GSK will reimburse ALLERGAN for *** of all of ALLERGAN's costs and expenses in prosecuting and maintaining the ALLERGAN Patent Rights in the Territory, including the costs of oppositions, interferences, and similar proceedings, and any appeals arising therefrom. Should ALLERGAN elect not to file, prosecute, or maintain any patent or patent application included within the ALLERGAN Patent Rights, ALLERGAN will provide
(a) GSK with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days before GSK would be faced with a possible loss of rights, (b) give GSK the right, at GSK's discretion and sole expense, to file, prosecute and maintain such patents and/or patent applications, and (c) offer reasonable assistance in connection with such filing, preparation, and maintenance at no cost to GSK except for reimbursement for reasonable out-of-pocket expenses incurred by ALLERGAN. In the event that GSK elects to file, prosecute and maintain any patent and/or patent application included within ALLERGAN Patent Rights as provided herein, such patent and/or patent application will not be regarded as an ALLERGAN Patent Right for the purpose of Section 6.3.2(a), but rather GSK will have the initial right to initiate, maintain and control any enforcement actions relating to such patent or patent application as provided in Section 6.3.2(b).

          6.1.2 GSK will file, prosecute, and maintain the GSK Patent Rights in at its sole cost and expense; provided, however the Parties acknowledge and agree that GSK will have no obligation whatsoever to file, prosecute, or maintain any GSK Patent Rights. Should GSK elect not to file, prosecute or maintain any patent or patent application included within the GSK Patent Rights, GSK will provide (a) ALLERGAN with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days before ALLERGAN would be faced with a possible loss of rights, (b) give ALLERGAN the right, at ALLERGAN's discretion and sole expense, to file, prosecute and maintain such patents and/or patent applications, and (c) offer reasonable assistance in connection with such filing, preparation, and maintenance at no cost to GSK except for reimbursement for reasonable out-of-pocket expenses incurred by GSK.

     6.2 Trademark Maintenance and Prosecution. ALLERGAN, at its sole discretion but after taking into account GSK's reasonable interests and requests after reasonable consultation with GSK, will at its own cost and expense file, prosecute, and maintain the ALLERGAN Product Trademarks in the Territory, including the costs of oppositions, interferences, and similar proceedings, and any appeals arising therefrom.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

     6.3 Enforcement.

          6.3.1 Notice. Each Party will notify the other promptly of any apparent, threatened, or actual infringement by a Third Party of any patent within the ALLERGAN Patent Rights, any trademark within the ALLERGAN Product Trademarks or any patent within the GSK Patent Rights, in each case in the Field of Use in the Territory, of which the Party becomes aware. The notifying Party will promptly furnish the other Party with all known evidence of such infringement (an "Infringement Notice").

          6.3.2 Enforcement Actions. As between ALLERGAN and GSK:

               (a) ALLERGAN will have the initial right, but not an obligation, at its expense and in its own name or in the name of any of its Affiliates, to initiate, maintain, and control any legal action on account of any infringement of any patent within the ALLERGAN Patent Rights or trademark within the ALLERGAN Product Trademarks by a Third Party, by counsel of its own choice. ALLERGAN will notify GSK in writing within sixty (60) calendar days after giving or receiving an Infringement Notice of its intention to initiate legal action against a Third Party for infringement of a patent within the ALLERGAN Patent Rights or a trademark within the ALLERGAN Product Trademarks in the Field of Use in the Territory. If ALLERGAN exercises its first right, GSK will thereafter have a right, in GSK's sole discretion and at GSK's expense, to join or otherwise participate or not to join or otherwise participate in such legal action in the Territory with legal counsel selected by GSK. If ALLERGAN does not exercise its first right, GSK will thereafter have the right, but not the obligation, at its expense and in its own name or in the name of any of its Affiliates, to initiate, maintain, and control such legal action on ALLERGAN's behalf by counsel of its choice. In the event that GSK initiates and thereafter maintains such legal action against infringement of a patent within the ALLERGAN Patent Rights or a trademark within the ALLERGAN Product Trademarks by a Third Party in the Field of Use in the Territory, ALLERGAN, at GSK's expense, will provide GSK cooperation as reasonably necessary, including agreeing to be named as a party to such legal action.

               (b) GSK will have the initial right, but not an obligation, at its expense and in its own name or in the name of any of its Affiliates, to initiate, maintain, and control any legal action on account of any infringement of any patent within the GSK Patent Rights by a Third Party, by counsel of its own choice. GSK will notify ALLERGAN in writing within sixty (60) calendar days after giving or receiving an Infringement Notice of its intention to initiate legal action against a Third Party for infringement of a patent within the GSK Patent Rights in the Field of Use in the Territory. If GSK exercises its first right, ALLERGAN will thereafter have a right, in ALLERGAN's sole discretion and at ALLERGAN's expense, to join or otherwise participate or not to join or otherwise participate in such legal action in the Territory with legal counsel selected by ALLERGAN. If GSK does not exercise its first right, ALLERGAN will thereafter have the right, but not the obligation, at its expense and in its own name or in the name of any of its Affiliates, to initiate, maintain, and control such legal action on GSK'S behalf by counsel of its choice. In the event that ALLERGAN initiates and thereafter maintains such legal action against infringement of a patent within the GSK Patent Rights by a Third Party in the Field of Use in the Territory, GSK, at ALLERGAN's expense, will provide

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

ALLERGAN cooperation as reasonably necessary, including agreeing to be named as a party to such legal action.

               (c) Any recovery received by a Party from legal action initiated pursuant to this Section 6.3 in the Territory, whether by judgment, award, decree, or settlement, will be used ***.

     6.4 Third Party Action. In the event of the institution of any suit by a Third Party against ALLERGAN, GSK or their respective Affiliates or sublicensees for patent infringement involving the use, sale, offering for sale or import of Product in the Field of Use in the Territory, the Party sued will promptly notify the other Party in writing. GSK will have the first right, but not the obligation, to defend such suit at its own expense. ALLERGAN and GSK will provide reasonable assistance to one another and reasonably cooperate in any such litigation at the other's request without expense to the requesting Party.

     6.5 Cooperation. In any suit, proceeding, or dispute as described in this
Article 6, the Parties will provide each other with reasonable cooperation, and, upon the request and at the expense of the Party bringing suit, the other Party will make available to the Party bringing suit, at reasonable times and under appropriate conditions, all relevant personnel, records, papers, information, samples, specimens, and the like in its possession. Notwithstanding any other provision of this Article 6, neither Party will make any settlements of any suit, proceeding, or action as described in this Article 6 that would adversely affect the other Party, materially affect the rights and licenses granted hereunder, require the other Party to be subject to an injunction, or require the other Party to make any monetary payment without first obtaining such other Party's prior written consent, such consent not to be unreasonably withheld or delayed.

7.   REPRESENTATIONS, WARRANTIES, AND COVENANTS

     7.1 Representations and Warranties of ALLERGAN. ALLERGAN represents and warrants that, as of the Effective Date:


          7.1.1 ALLERGAN is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware;

          7.1.2 The execution, delivery, and performance of this Agreement by ALLERGAN have been duly authorized by all requisite corporate action and do not require any shareholder action or approval;

          7.1.3 The execution, delivery, and performance by ALLERGAN of this Agreement and its compliance with the terms and provisions hereof do not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (a) any agreement with a Third Party, including but not limited to a loan agreement, guaranty, financing agreement, agreement affecting a Product, or other agreement or instrument binding or affecting it or its property; (b) the provisions of its charter or operative documents or bylaws; or

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

(c) any order, writ, injunction, or decree of any court or governmental authority entered against it or by which any of its property is bound;

          7.1.4 ALLERGAN has taken customary and reasonable steps, consistent with industry practice, to protect the confidentiality of the ALLERGAN Know-How;

          7.1.5 ALLERGAN has the right and authority to grant the licenses granted to GSK and its Affiliates pursuant to the terms and conditions set forth in this Agreement in the Territory;

          7.1.6 Neither ALLERGAN nor its Affiliates has granted any right, license, or interest in, to, or under the ALLERGAN Patent Rights, ALLERGAN Know-How or ALLERGAN Trademarks in the Territory that is inconsistent with the rights, licenses, and interests granted under the terms and conditions set forth in this Agreement;

          7.1.7 ALLERGAN is the registered proprietor of the ALLERGAN Trademarks that are registered in the Territory and the applicant in respect of those ALLERGAN Trademarks which are applications at the Effective Date in the Territory and, to the knowledge of ALLERGAN, the use of the ALLERGAN Trademarks by GSK as contemplated by this Agreement will not infringe the intellectual property rights of any Third Party in the Territory;

          7.1.8 ALLERGAN Controls the ALLERGAN Patent Rights and the ALLERGAN Know-How and, the ALLERGAN Patent Rights have been properly filed, prosecuted, and maintained and all fees and other charges due have been paid, in the Territory;

          7.1.9 To the knowledge of ALLERGAN, the patents in the ALLERGAN Patent Rights are not invalid and their exercise would not infringe the patent or other intellectual property rights of any Third Party in the Territory, and there has been no written notice of any claim or objection that the use of the ALLERGAN Patent Rights and the ALLERGAN Know-How infringes, misappropriates, or otherwise violates or makes unauthorised use of, or has infringed, misappropriated, or otherwise violated or made unauthorised use of, the intellectual property or know-how rights of any Third Party in the Territory and there is no fact or circumstance which may give rise to any such claim or objection;

          7.1.10 To the knowledge of ALLERGAN, no Third Party is, infringing, or otherwise violating or making unauthorised use of the ALLERGAN Patent Rights in the Territory;

          7.1.11 To the knowledge of ALLERGAN, there are no pre-clinical or clinical data or other information concerning Product in the Territory that it has not provided to GSK prior to the Effective Date that demonstrates or suggests that there is or may exist material quality, toxicity, safety, and/or efficacy concerns that may impair the utility and/or safety of the Product in the Territory;

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          7.1.12 To the knowledge of ALLERGAN, each Regulatory Approval in the Territory has been validly issued by the appropriate Regulatory Authority and is in full force and effect, ALLERGAN and its Affiliates and agents have been and are in material compliance with all regulatory requirements of all competent Regulatory Authorities in the Territory with respect to Product, and there are no material facts or circumstances that might be expected to cause any Regulatory Approval in the Territory to be revoked or not renewed;

          7.1.13 To the knowledge of ALLERGAN, all information and data provided to GSK relating to the sales of the Products in the Territory is accurate in all material respects and ALLERGAN and its distributors and agents have continued to conduct their business in relation to the Product in the Territory in the ordinary course and in accordance with Applicable Law since the date of the last such information and data;

          7.1.14 To the knowledge of ALLERGAN, the information provided by ALLERGAN to GSK for due diligence purposes in relation to this Agreement is accurate in all material respects and ALLERGAN has not omitted to supply GSK with any material information in its possession concerning Product in the Territory or the transactions contemplated by this Agreement that would be material to GSK's decision to enter into this Agreement and undertake the commitments and obligations set forth in this Agreement. ALLERGAN acknowledges that GSK has relied on the information in its material respects so provided by ALLERGAN in deciding to enter into this Agreement;

          7.1.15 To the knowledge of ALLERGAN, all Products sold by ALLERGAN in the Territory prior to the Effective Date were in material compliance with the registered Product specifications, were manufactured in accordance with Applicable Law, including requirements of current Good Manufacturing Practice
(cGMP), complied with any representation or warranty, express or implied, given in respect of them, and were promoted, marketed, and sold in accordance with all Applicable Law in the Territory; and

          7.1.16 To the knowledge of ALLERGAN, there are no material legal proceedings or regulatory or governmental claims pending against ALLERGAN or its agents in the Territory in relation to the Product.

     7.2 Covenants of ALLERGAN. ALLERGAN covenants that:

          7.2.1 Neither ALLERGAN nor its Affiliates will grant, during the Term, any right, license, or interest in, to, or under the ALLERGAN Patent Rights, ALLERGAN Know-How, or ALLERGAN Trademarks in the Field of Use in the Territory that is inconsistent with the rights, licenses, and interests granted to GSK hereunder or ALLERGAN's Control in such ALLERGAN Patent Rights, ALLERGAN Know-How or ALLERGAN Trademarks;

          7.2.2 ALLERGAN will at all times comply with all Applicable Laws relating to its activities under this Agreement;

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          7.2.3 ALLERGAN will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, conduct any development activities or conduct clinical trials relating to Product, or seek Regulatory Approvals for Product, in the Territory during the Term, except as provided in Section 4.1;

          7.2.4 ALLERGAN will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, use, sell, offer for sale or import (including, without limitation, distribute) Product in the Territory during the Term, except as provided in Section 4.1 and with respect to ALLERGAN's co-promotion activities during the Co-Promotion Term as provided in Section 2.5, or as otherwise authorized by GSK in writing; and

          7.2.5 Prior to the GSK Distribution Commencement Date, ALLERGAN will, and will use Commercially Reasonable Efforts to cause its Affiliates, sublicensees, employees, and agents to, continue to develop and sell Product in the Territory, and conduct business in relation to the Product in the Territory in the ordinary course of business and in accordance with all Applicable Law, including, without limitation, (a) preserving intact the market for Product in the Territory and the goodwill associated with Product, (b) continuing to maintain its (or their) relationships with distributors, customers and others having material business relationships with it (or them) related to Product in the Territory, (c) continuing to distribute Product in accordance with past practice and, in particular, not to accelerate or increase the quantity of Product distributed to the trade and not at prices below ALLERGAN's (or its Affiliate's) average normal prices over the immediately preceding three (3) consecutive months, and (d) take all reasonable steps to retain the services of employees of ALLERGAN (or its Affiliate) to assist in the transition activities set forth in Article 4.

     7.3 Representations and Warranties of GSK. GSK represents and warrants that, as of the Effective Date:

          7.3.1 GSK is a private limited company duly organized, validly existing, and in good standing under the laws England and Wales;

          7.3.2 The execution, delivery, and performance of this Agreement by GSK has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

          7.3.3 The execution, delivery, and performance by GSK of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (a) a loan agreement, guaranty, financing agreement, agreement affecting a Product, or other agreement or instrument binding or affecting it or its property; (b) the provisions of its charter or operative documents or bylaws; or (c) any order, writ, injunction, or decree of any court or governmental authority entered against it or by which any of its property is bound; and

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          7.3.4 GSK has the right and authority to grant the rights and licenses granted pursuant to the terms and conditions set forth in this Agreement.

     7.4 Covenants of GSK. GSK covenants that:

          7.4.1 GSK will at all times comply in all material respects with all Applicable Law relating to its activities under this Agreement;

          7.4.2 GSK will take customary and reasonable steps, consistent with industry practice, to protect the confidentiality of the ALLERGAN Know-How;

          7.4.3 GSK will not grant any right, license, or interest in, to, or under any GSK Patent Rights that are inconsistent with the rights, license, and interests granted under the terms and conditions set forth in this Agreement;

          7.4.4 GSK will use Commercially Reasonable Efforts to ensure that all aspects of its regulatory, development, regulatory, and commercialization activities with respect to Product in the Field of Use in the Territory, including for example clinical trial design, pharmacovigilance, and clinical and regulatory management activities, will be conducted in accordance with Good Clinical Practice, Good Vigilance Practice, and Good Post-Marketing Study Practice and professional standards consistent with the standards utilized by GSK, including the relevant JPMA (Japan Pharmaceutical Manufacturers Association) code, in GSK's commercialization efforts for Product in the Field of Use in the Territory.

     7.5 Restrictive Covenant of GSK.

          7.5.1 The Parties acknowledge that:

               (a) As of the Effective Date, neither GSK nor its Affiliates have any current or future intention of making, having made, using, offer for sale or importing a Competing Product (as defined in Section 7.5.2) in the Field of Use in any country of the world; and

               (b) During the Term, GSK will obtain certain Confidential Information of ALLERGAN relating to the development, manufacture and commercialization Product, which is valuable and highly confidential to ALLERGAN and critical to the competitive success of ALLERGAN's business worldwide.

          7.5.2 To the extent permitted under Applicable Law, during the Term and for a period of *** after the effective date of the expiration of this Agreement pursuant to Sections 9.1 or 9.2.3, or the termination of this Agreement for any reason other than by GSK pursuant to Sections 9.3.1 or 9.3.2 (the "Restrictive Period"), neither GSK nor any Affiliate of GSK will manufacture, market, distribute, sell, promote, or detail any pharmaceutical product in the Territory, which ***, other than Product (a "Competing Product") in the Field of Use; provided, however, that:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

               (a) If GSK or any of its Affiliates manufactures, initiates clinical studies, markets, distributes, sells, promotes, or details (collectively, "commercialization") a Competing Product in *** during the Term, GSK will (i) notify ALLERGAN immediately upon becoming aware of such commercialization, and (ii) cease commercialization of such Competing Product within *** after the date that GSK became aware of such commercialization. If GSK does not cease such commercialization within *** after becoming aware of such commercialization, ALLERGAN, at any time thereafter, will have a right to terminate this Agreement and any other agreement between the Parties relating to Product in the Other Territories, which termination by ALLERGAN of this Agreement will be deemed a termination by ALLERGAN pursuant to Section 9.3.1. During the period between the date that GSK becomes aware of commercialization of a Competing Product as provided in this Section 7.5.2(a) and the earlier of the date on which GSK ceases such commercialization and expiration of the Restrictive Period, GSK will pay to ALLERGAN *** of all of GSK's or its Affiliates' net sales of such Competing Product (which net sales will be calculated in the same manner that Net Sales are calculated herein). Notwithstanding the foregoing, if GSK or any of its Affiliates has used ALLERGAN's Know-How or Confidential Information in connection with the commercialization of a Competing Product as provided in this Section 7.5.2(a), ALLERGAN will have the right to immediately terminate this Agreement and any other agreement between the Parties relating to Product in the Other Territories upon thirty (30) calendar days' prior written notice to GSK, which termination by ALLERGAN of this Agreement will be deemed a termination by ALLERGAN pursuant to Section 9.3.1.

               (b) Notwithstanding anything contained in this Section 7.5.2, nothing herein will, expressly or impliedly, preclude or restrict GSK, or any of its Affiliates, in any way from (i) acquiring a majority of the voting stock, or all or substantially all of the assets of, a Business Entity (as defined below);
(ii) being acquired by a Business Entity; or (iii) merging, amalgamating, taking over, or consolidating (or engaging in any similar transaction) with a Business Entity (hereinafter, the actions referred to in (i), (ii), and (iii) of this Section 7.5.2(b) are collectively referred to as "Merger" or "Merging").

                    The term "Business Entity" as used in this Section 7.5.2(b) means any Person, which, at the time of such Merger, is commercializing (as such term is defined in Section 7.5.2(a)) a Competing Product in ***, including, for example, the Persons listed on Exhibit K.

                    In the event that GSK or any of its Affiliates Merges with a Business Entity during the Term, GSK will divest or cause the divestiture of the Competing Product being commercialized by the Business Entity within *** after the date of the public announcement of such Merger ("Merger Date"). During such *** period, (A) neither GSK nor any of its Affiliates will use any ALLERGAN Know-How or Confidential Information in connection with the commercialization of such Competing Product; and (B) GSK will continue to comply with the terms of this Agreement in all respects. If GSK does not divest or cause the divesture of such Competing Product within *** after the Merger Date, ALLERGAN, at any time thereafter, will have a right to terminate this Agreement and any other agreement between

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

the Parties relating to Product in the Other Territories, which termination by ALLERGAN will be deemed a termination by ALLERGAN pursuant to Section 9.3.1. In the event that GSK does not divest or cause the divesture of such Competing Product within the *** period as provided in this Section 7.5.2(b), GSK will pay to ALLERGAN *** of all of GSK's or its successor's net sales of such Competing Product after such *** period (which net sales will be calculated in the same manner that Net Sales are calculated herein) and continuing until the earlier of the date on which GSK or its successor divests such Competing Product or the expiration of the Restrictive Period.

     7.6 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS ARTICLE 7, ALLERGAN MAKES NO, AND HEREBY DISCLAIMS ANY AND ALL, REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE ALLERGAN PATENT RIGHTS, ALLERGAN KNOW-HOW, AND/OR ALLERGAN TRADEMARKS, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF ANY THIRD PARTY'S PROPRIETARY RIGHTS.

8.   INDEMNIFICATION AND INSURANCE

     8.1 Indemnification by ALLERGAN. ALLERGAN will indemnify, defend, and hold GSK and its Affiliates and their directors, officers, employees, and agents (each and collectively a "GSK Indemnitee") harmless from and against any and all liabilities, damages, losses, costs and expenses, investigations, and reasonable attorneys' fees incurred hereunder (each and collectively a "Liability") resulting from or arising out of a claim, suit, or proceeding brought by a Third Party against a GSK Indemnitee arising out of or related to:

          8.1.1 the research, development, manufacture, promotion, sale, distribution, importation and/or use of Product in the Field of Use in the Territory prior to the GSK Distribution Commencement Date;

          8.1.2 the research, development, manufacture, promotion, sale, distribution, importation and/or use of Product in any country outside of the Territory and the Other Territories;

          8.1.3 the promotion, sale, distribution, importation and/or use of Product in the Territory for the Current Indications after the GSK Distribution Commencement Date;

          8.1.4 the promotion, sale, distribution, importation and/or use of Stock Product in the Territory;

          8.1.5 the research and development of Product in the Territory for the Cosmetic Indications which is conducted or sponsored by an ALLERGAN Indemnitee (as defined in Section 8.2) up to and continuing until the date on which the study 909 is locked;

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          8.1.6 the employment (and/or termination) of any employees of ALLERGAN and/or its Affiliates in the Territory, including, without limitation, Liabilities relating to pensions and other defined benefits, severance payments and/or wrongful dismissal claims;

          8.1.7 any violation of Applicable Law by any ALLERGAN Indemnitee in performing ALLERGAN's obligations under this Agreement; and

          8.1.8 any material breach by any ALLERGAN Indemnitee of ALLERGAN's representations, warranties and/or obligations under this Agreement;

provided, however, with respect to Sections 8.1.3, 8.1.4, 8.1.7 and 8.1.8, except to the extent that any such Liabilities are the responsibility of GSK under Section 8.2; and provided further with respect to Section 8.1.3, to the extent that any such Liabilities occur during the first (1st) Calendar Year after the Effective Date.

     8.2 Indemnification by GSK. GSK will indemnify, defend, and hold harmless ALLERGAN and its directors, officers, employees, agents, and consultants (each and collectively an "ALLERGAN Indemnitee") from and against any and all Liabilities resulting from or arising out of a claim, suit, or proceeding brought by a Third Party against an ALLERGAN Indemnitee arising out of or related to:

          8.2.1 the research, development, promotion, sale, distribution, importation and/or use of Product in the Field of Use in the Territory after the Effective Date;

          8.2.2 any violation of Applicable Law by any GSK Indemnitee in performing GSK's obligations under this Agreement; and

          8.2.3 any material breach by any GSK Indemnitee of GSK's representations, warranties and/or obligations under this Agreement;

provided, however, with respect to Sections 8.2.1, 8.2.2 and 8.2.3, except to the extent such Liabilities are the responsibility of ALLERGAN under Section 8.1.

     8.3 Procedure. For purposes of Sections 8.1 and 8.2, the Person asserting a claim for indemnification pursuant to either Section 8.1 or 8.2 (the "Indemnified Person") will notify the Party responsible for such indemnification (the "Indemnifying Party") in writing of any claims, suits, or proceedings by Third Parties that may give rise to any claim for which indemnification may be required under this Article 8 as follows: (a) within fifteen (15) calendar days after receipt of service of process of the commencement of suit or (b) for non-litigated matters, within thirty (30) calendar days after receipt of notice thereof; provided, however, that failure to give such notice will not relieve the Indemnifying Party of its obligation to provide indemnification hereunder except if, and to the extent that, such failure materially and adversely affects the ability of the Indemnifying Party to defend the applicable claim, suit, or proceeding. The Indemnifying Party will be entitled to assume sole control over the defense of any such claim at its own cost and expense; provided, however, that the Indemnified Person will have the right to

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

be represented by its own counsel at its own cost in such matters. Neither the Indemnifying Party nor the Indemnified Person will settle or dispose of any such matter in any manner that would adversely affect the rights or interests of the other, require the other to be subject to an injunction, or require the other to make any monetary payment, in each case without the prior written consent of the other, which will not be unreasonably withheld or delayed. The Indemnifying Party and Indemnified Person will reasonably cooperate with the other and its counsel in the course of the defense of any such suit, claim, or demand, such cooperation to include without limitation using reasonable efforts to provide or make available documents, information, and witnesses.

     8.4 Limitation of Liability. With respect to any claim by one Party against the other arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that the liability of such Party to the other Party for such breach will be limited under this Agreement or otherwise at law or equity to direct damages only and in no event will a Party be liable for indirect, special, punitive, exemplary, or consequential damages. The limitations set forth in this Section 8.4 will not apply with respect to the obligations of either Party to indemnify the other under Sections 8.1 or 8.2 in connection with a claim of a Third Party.

     8.5 Insurance. Each Party, at its own expense, will maintain commercial general (public liability)/ product liability insurance, including coverage for clinical trials, with a minimum limit of liability per occurrence of, or the equivalent of, *** and *** in the annual aggregate, or self insure for any such amounts, and will provide the other Party with a certificate of such insurance. Each Party will provide at least thirty (30) calendar days' written notice to the other Party prior to cancellation or material change in the relevant Party's policy or coverage.

9.   TERM AND TERMINATION

     9.1 Term. The initial term of this Agreement will commence on the Effective Date and continue for a period of twenty (20) years (the "Initial Term"), unless extended pursuant to Section 9.2 or terminated at an earlier date in accordance with Sections 9.3 or 11.16. If GSK does not elect to extend the Initial Term as provided in Section 9.2 below, unless earlier terminated as provided in Sections
9.3 or 11.16, this Agreement will expire at the end of the Initial Term.

     9.2 Options to Extend Initial Term.

          9.2.1 If, by the end of the Initial Term, cumulative GSK Net Sales, based on the price of Product on the GSK Sales Commencement Date, of Product is equal to or greater than ***, or the equivalent of *** in Japanese Yen using the currency exchange rate for purchase of U.S. dollars as published in The Wall Street Journal (Western edition) on the GSK Sales Commencement Date, GSK will have the option to extend the Initial Term for an additional five (5) years (such five (5) year period referred to as the "Extended Term"), for a total duration of the Term equal to twenty-five (25) years, upon providing written notice to ALLERGAN prior to the expiration of the Initial Term. Any reduction in price of Product over the Initial Term of ***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

or more from the price of Product on the GSK Sales Commencement Date, or any similar reduction in the reimbursement rate of Product from that on the GSK Sales Commencement Date, will reduce the Net Sales minimum threshold of *** set forth in this Section 9.2.1 by *** reduction of price of Product or reimbursement rate.

          9.2.2 Notwithstanding the foregoing, if during the Initial Term there is a Material Supply Interruption or Material Regulatory Interruption, of GSK's or its Affiliates' or sublicensees' ability to commercialize Product in the Territory is materially disrupted due to a Force Majeure Event, the Net Sales minimum threshold of *** will not apply and the Parties will negotiate in good faith a new threshold which appropriately reflects GSK's inability to meet the threshold of *** due to each such interruption or disruption.

          9.2.3 If GSK exercises its option to extend the Initial Term as provided in this Section 9.2, unless earlier terminated as provided in Section 9.3, this Agreement will expire at the end of the Extended Term.

     9.3 Early Termination.

          9.3.1 Termination for Material Breach. In the event of a material breach or default of this Agreement by either Party that is not cured within *** after receipt of notice thereof from the other Party, the non-breaching Party will be entitled to terminate this Agreement by giving written notice to the other Party, such termination to take effect immediately. The right to terminate this Agreement will not be affected in any way by a waiver of, or failure to take action with respect to, any previous default.

          9.3.2 Termination for Bankruptcy. Either Party will have the right to terminate this Agreement effective upon written notice to the other Party in the event the non-notifying Party becomes insolvent or makes an assignment for the benefit of creditors, or in the event bankruptcy or insolvency proceedings are instituted against the non-notifying Party or on the non-notifying Party's behalf.

          9.3.3 Termination for Safety or Quality Reasons; Material Regulatory Interruption. GSK will have the right to immediately terminate this Agreement upon providing thirty (30) calendar days' written notice to ALLERGAN, if (a) there is a Material Regulatory Interruption which has lasted for at least *** during the Term; or (b) GSK reasonably determines, after consultation with ALLERGAN, that there are significant safety or quality concerns relating to Product that GSK considers (in accordance with its corporate policies and procedures) justifying that Product not be sold in the Territory.

          9.3.4 Termination for Commercial or Development Reasons. GSK may terminate this Agreement on not less than six (6) months' prior written notice to ALLERGAN in the event that GSK decides that based on a reasonable determination, using the same standards as it would use to determine whether or not to continue the commercialization of its own prescription pharmaceutical products, that the intellectual property, medical, scientific, technical, regulatory, and/or commercial profile of the Product does not justify the continued

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

commercialization of the Product in the Territory. During the period subsequent to GSK providing notice of termination pursuant this Section 9.3.4 and until the effective date of such termination, GSK will use Commercially Reasonable Efforts to develop and commercialize Product in the Field of Use in the Territory as provided in this Agreement.

     9.4 Effect of Expiration or Termination.

          9.4.1 In the event of the expiration of this Agreement in accordance with Sections 9.1 or 9.2.3, or termination of this Agreement for whatever reason, effective as of the date of expiration or such termination, all of GSK's rights hereunder to ALLERGAN Patent Rights, ALLERGAN Know-How, and/or ALLERGAN Trademarks will terminate and revert to ALLERGAN, and GSK will have no further rights thereto.

          9.4.2 In the event of the termination of this Agreement by GSK pursuant to and in accordance with Sections 9.3.1 or 11.16, all of ALLERGAN's rights under the GSK Patent Rights pursuant to Section 2.1.3 will terminate and revert to GSK, and ALLERGAN will have no further rights thereto.

          9.4.3 In the event of expiration of this Agreement in accordance with Sections 9.1 or 9.2.3, or termination of this Agreement for whatever reason, each Party will promptly return, or at the other Party's request destroy, any Confidential Information of such other Party in such Party's possession or control at the time of termination and, if destroyed, certify such destruction to such other Party; provided that each Party may, at such Party's expense, make and retain one (1) copy of the other Party's Confidential Information for legal archival purposes only.

          9.4.4 In the event of termination of this Agreement for whatever reason, each Party will retain any and all rights or remedies such Party may have in law or in equity, subject to Section 8.4 of this Agreement.

          9.4.5 In the event of the expiration of this Agreement in accordance with Sections 9.1 or 9.2.3, or the earlier termination of this Agreement by either Party for any reason, each Party will pay to the other Party, any payment hereunder that accrued prior to the effective date of such expiration or termination, but has not been paid.

          9.4.6 Upon expiration of this Agreement in accordance with Sections
9.1 or 9.2.3, or the earlier termination of this Agreement for any reason, GSK will, to the extent permitted under Applicable Law and at ALLERGAN's sole cost and expense, transfer or assign to ALLERGAN or a Person designated by ALLERGAN (or have reissued in the name of ALLERGAN or a Person designated by ALLERGAN, if applicable), for use by ALLERGAN as ALLERGAN may determine (a) all Regulatory Approvals, and Regulatory Approval Applications existing at the Effective Date and transferred to GSK by ALLERGAN under this Agreement, and (b) except in the event of termination of this Agreement by GSK pursuant to Section 9.3.1, all data, Regulatory Approvals, and Regulatory Approval Applications obtained by GSK in connection with GSK's activities related to Product in the Territory during the Term.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

GSK will cooperate fully with ALLERGAN to effect any such transfer or assignment, or reissuance, if applicable.

          9.4.7 Upon expiration or termination of this Agreement, GSK will return to ALLERGAN all documents and materials provided by ALLERGAN pursuant to
Article 4 to GSK in accordance with Section 9.4.3, and in addition approvals and rights.

     9.5 Survival.

          9.5.1 Termination or expiration of this Agreement for any reason will terminate all outstanding obligations and liabilities between the Parties arising from this Agreement except those described in:

               (a) Sections 2.1.1, 2.2, 2.4, 3.2, 3.3, 3.6.1, 3.6.3(a),
3.6.4(a), 3.7, 3.8, 3.9, 3.10.1, 5.5, 5.8, 9.5.1(a) and 11.6, all with regard to
GSK's post termination/expiration sales of Product pursuant to Section 8.5 of the Supply Agreement; and

               (b) Sections 2.1.3 (subject to Section 9.4.2), 2.3, 3.4, 3.6.2,
3.6.3(b), 3.6.4(b), 3.7, 3.8 (for clarity, the last sentence of Section 3.8 will survive indefinitely), 3.9, 3.10, 5.6, 5.7 (4th and 5th sentences only), 5.9.2(e), 5.9.3(b), 7.5, 9.4, 9.5.1(b), 9.5.1(c), 9.5.2, 11.1, 11.3, 11.4, 11.5,
11.6, 11.7, 11.8, 11.10 and 11.11, and Articles 8 and 10, all of which will survive termination or expiration of this Agreement for the longer of (A) the duration of the Tail Period if such Sections and Articles are specifically applicable to the Tail Period, or (B) the time period specified in such Sections and Articles; provided, however, that if such Sections and Articles are not specifically applicable to the Tail Period or no such time period is specified in such Sections and Articles, they will all survive termination or expiration of this Agreement indefinitely; and

               (c) Article 1 for the sole purposes of interpreting the obligations and liabilities between the Parties surviving termination of this Agreement.

          9.5.2 Expiration or termination of this Agreement for any reason will not release either Party from any obligation that has accrued prior to expiration or such termination, including without limitation any obligation of a Party to pay any amount which became due and payable under the terms and conditions of this Agreement prior to expiration or such termination. Termination of this Agreement will not preclude either Party from claiming any other damages, compensation, or relief that it may be entitled, whether in law or in equity, upon such termination.

10.  CONFIDENTIALITY

     10.1 Confidential Information. "Confidential Information" means, except as provided below in this Section 10.1, the terms and conditions of this Agreement as well as confidential and proprietary information of a Party, whether in written, printed, verbal, or electronic form, and whether disclosed before or after the Effective Date, including research and development

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

activities, Product design details and specifications, technology and know-how, sales and marketing plans, finances and business forecasts, procurement requirements and vendor information, customer lists, personnel information and strategic plans. Confidential Information will not include information that: (a) is now, or hereafter becomes, generally known or available to the public through no act or failure to act on the part of the receiving Party; (b) was acquired by the receiving Party before receiving such information from the disclosing Party through no breach of any duty of confidentiality owed to the disclosing Party and without restriction as to use or disclosure; (c) is hereafter rightfully furnished to the receiving Party by a Third Party without any breach of any duty of confidentiality owed to the disclosing Party and without restriction as to use or disclosure; or (d) is information that the receiving Party can document was independently developed by the receiving Party without any use of the disclosing Party's Confidential Information.

     10.2 Non-Disclosure of Confidential Information. Each Party, when it is the receiving Party, agrees: (a) to hold the disclosing Party's Confidential Information in strict confidence and not to disclose such Confidential Information to any other Third Party without the prior written consent of the disclosing Party; (b) not to use, at any time following the Effective Date, any Confidential Information of the disclosing Party for its own benefit or for the benefit of any Third Party for any purpose other than for the express purposes permitted under this Agreement or any other agreement between the Parties and/or their respective Affiliates relating to Product; and (c) to limit the disclosure of Confidential Information to Permitted Persons. For purposes hereof, the term "Permitted Person" will mean the receiving officers and employees of the receiving Party or of an Affiliate of the receiving Party who have a need to know in order to carry out the obligations under this Agreement; provided each has agreed in writing to maintain the confidentiality of the Confidential Information in a manner no less protective than that set forth herein. The receiving Party will use Confidential Information of a disclosing Party solely to exercise its rights and perform its obligations under this Agreement (including without limitation the right to use and disclose such Confidential Information in Regulatory Approval Applications and regulatory filings), unless otherwise mutually agreed in writing. The receiving Party will take the same degree of care with Confidential Information of a disclosing Party that it uses to protect its own confidential and proprietary information of a similar nature and importance (but in any event no less than reasonable care).

     10.3 Legal Disclosure. In the event a receiving Party is required to disclose Confidential Information of the disclosing Party by any Applicable Law, it may do so only to the extent required thereby; provided, however, that the receiving Party will (a) use reasonable efforts under the circumstances to provide advance notice to the disclosing Party of the required disclosure to allow the disclosing Party an opportunity to take steps to object to, prevent, or limit its disclosure or obtain a protective or other similar order with respect to the required disclosure and (b) restrict disclosure to only that portion of the Confidential Information that is required to be disclosed.

     10.4 Remedies. The receiving Party agrees that its obligations hereunder are necessary and reasonable to protect the disclosing Party's business interests and that the unauthorized

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

disclosure or use of Confidential Information of a disclosing Party would cause irreparable harm and significant injury, the degree of which may be difficult to ascertain. The receiving Party further acknowledges and agrees that in the event of any actual or threatened breach of this Agreement, the disclosing Party may have no adequate remedy at law and, accordingly, that the disclosing Party will have the right to seek an immediate injunction enjoining any breach or threatened breach of this Agreement, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach or threatened breach.

     10.5 Return of Confidential Information. Upon the request of the disclosing Party, the receiving Party will promptly return to the disclosing Party or, upon the disclosing Party's written approval, destroy all material embodying Confidential Information of the disclosing Party in its possession or under its control, including all copies thereof; provided that each Party may, at such Party's expense, make and retain one (1) copy of the other Party's Confidential Information for legal archival purposes only.

     10.6 Disclosure of Agreement, Publicity, and Publications. Except as expressly provided otherwise in Section 10.3, neither GSK nor ALLERGAN will release to any Third Party or publish in any way any non-public information with regard to the terms of this Agreement or concerning their cooperation without the prior written consent of the other, which consent will not be unreasonably withheld or delayed. Subject to the foregoing, the Parties will issue a joint press release, public statement, or disclosure regarding this Agreement in the Territory, which joint press release, public statement or disclosure will be mutually agreed upon by the Parties. Nothing in the foregoing, however, will prohibit a Party from making disclosures to the extent deemed necessary under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange. In such event, however, the disclosing Party will use good faith efforts to consult with the non-disclosing Party prior to such disclosure and will request confidential treatment to the extent available. Each Party acknowledges and agrees that the other will have the right to submit manuscripts relating to Product for scientific publications. A copy of any scientific abstract or manuscript of results from any clinical trial that is submitted for publication will be provided by to the other Party within thirty (30) days after such submission. ALLERGAN acknowledges and agrees that GSK may publish the results of clinical trials conducted by GSK with the Product after the Effective Date on GSK's Clinical Trial Register and that such publication will not be a breach of the confidentiality obligations provided in
Section 10.2. ALLERGAN agrees to cooperate with GSK in such effort as further determined by the TJCC, including using Commercially Reasonable Efforts to provide GSK with the protocols, results, data, and other information relating to all clinical trials conducted by GSK with the Product in ALLERGAN's possession that GSK reasonably requires to be published on GSK's Clinical Trial Register.

     10.7 ALLERGAN Data Protections. GSK agrees and understands that Confidential Information of ALLERGAN, including but not limited to data, disclosed to GSK through the TJCC or otherwise and arising under or related to Product, is very sensitive and ALLERGAN would not enter into this Agreement without additional assurances from GSK with respect to GSK's use of such Confidential Information or possible disclosure of such Confidential

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Information to ALLERGAN's competitors. Accordingly, GSK will not use any Confidential Information in connection with any botulinum toxin research and/or development other than as provided under this Agreement.

     10.8 Termination. All obligations of confidentiality and non-use imposed under this Article 10 will expire *** after the date of expiration or termination of this Agreement, except that Article 10 obligations of confidentiality and non-use will continue thereafter with respect to manufacturing and regulatory information, including without limitation filings with regulatory bodies.

11.  GENERAL PROVISIONS

     11.1 Governing Law. Notwithstanding its place of execution or performance, this Agreement, and all claims arising out of or relating to this Agreement, will be governed by and construed in accordance with the laws of the State of New York, irrespective of its laws regarding choice or conflict of laws. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, in accordance with Section 11.4, that the Parties hereby submit to the exclusive jurisdiction of the courts of New York.

     11.2 Further Assurances. Each Party will, at its own expense, furnish, execute, and deliver all documents and take all actions as may reasonably be required to effect the terms and purposes of this Agreement

     11.3 Assignment. This Agreement is binding upon and inures to the benefit of the Parties, and to their permitted successors and assigns. No Party may assign or delegate any or all of its rights or obligations under this Agreement without the prior written consent of the other Party except to an Affiliate. Any assignment or delegation, or any other transfer or change of control by sale, acquisition, merger, or otherwise, or attempt at the same, other than to an Affiliate, made in the absence of such prior written consent will be void and without effect; provided, however, that in the event of the foregoing, such written consent will not be unreasonably withheld. If a Party assigns this Agreement to an Affiliate, such Party will also promptly inform the other Party and guarantee the performance by its Affiliate of all of such Party's obligations under this Agreement. Either Party may, however, with notice, but without consent and at its sole discretion, assign all of the rights and obligations under this Agreement (excluding however, with regard to ALLERGAN, any of its rights under Section 7.5) to a Third Party in connection the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction.

     11.4 Dispute Resolution. Except with regard to any matters or disputes between the Parties that are to be resolved by the TJDC or TJCC as set forth in this Agreement, if a dispute or controversy regarding any other matter under this Agreement, arises between the Parties which they are unable to resolve (a "Dispute"), each of the Parties will (subject to any cure period as set forth in this Agreement), be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "Dispute Notice"). For a period of thirty (30) calendar days after the date of the receiving Party's receipt

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the President Japan Pharmaceuticals for GSK or his/her designee and the President, Pharmaceuticals of ALLERGAN or his/her designee. If at the end of such thirty (30) calendar day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Section
11.1. The provisions of this Section 11.4 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     11.5 Legal Fees. If any Party to this Agreement resorts to any legal action in connection with this Agreement, the prevailing Party will be entitled to recover reasonable fees of attorneys and other professionals in addition to all court costs which that Party may incur as a result.

     11.6 No Use of Names. Except as otherwise required under Applicable Law, or as otherwise permitted under this Agreement, neither Party will use the name of the other in its advertising, press releases or promotional materials without the prior written consent of such other Party.

     11.7 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the Party to be notified at its address given below, or at any address such Party has previously designated by prior written notice to the other. Notice will be deemed sufficiently given for all purposes upon the earlier of: (a) the date of actual receipt; (b) if mailed, three (3) calendar days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

          If to GSK, notices must be addressed to:

               Glaxo Group Limited
               Glaxo Wellcome House, Berkeley Avenue,
               Greenford, Middlesex, UB6 0NN, England
               Attention: Company Secretary
               Telephone:
               Facsimile:

          With a copy to:

               Smith Kline Beecham Corporation d/b/a GlaxoSmithKline 2301 Renaissance Boulevard
               King of Prussia, PA 19406-2772
               Attention: Vice President and Associate General Counsel,
                          R&D Legal Operations, Business Development
                          Transactions Team
               Facsimile: 610-787-7084

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          If to ALLERGAN, notices must be addressed to:

               ALLERGAN, INC.
               2525 Dupont Drive
               Irvine, California  92612 U.S.A.
               Attention: General Counsel
               Telephone:
               Facsimile:

     11.8 Integration; Modification. This Agreement by and between the Parties hereto, is both a final expression of the Parties' agreement and a complete and exclusive statement with respect to all of its terms. The exhibits and schedules referred to in this Agreement are incorporated herein and made a part of this Agreement by this reference. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein; provided, however, that the confidentiality provisions of Article 10 are in addition to and do not supersede the terms and conditions of the Confidential Disclosure Agreement between Allergan Inc. and GlaxoSmithKline Research & Development Limited, an Affiliate of GSK, dated October 6, 2004, and any amendments thereto. No rights or licenses are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement. No trade customs, courses of dealing, or courses of performance by the Parties will be relevant to modify, supplement, or explain any term used in this Agreement. This Agreement may only be modified, altered, amended, or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

     11.9 No Waiver. The failure of a Party to exercise, enforce, or insist upon strict performance of any provisions of this Agreement, or rights of or arising out of this Agreement, will neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, and will not be construed to be a waiver of such rights or provisions, or a waiver by such Party to thereafter enforce such rights or provision or any other rights or provisions hereunder. No waiver will be effective unless made in writing and signed by the waiving Party.

     11.10 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable, or illegal by a regulatory authority or court of competent jurisdiction, such adjudication will not affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Agreement. All remaining portions will remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable, or illegal part.

     11.11 Relationship Between the Parties. The Parties have no ownership interest in the other and their relationship, as established by this Agreement, is solely that of independent

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

contractors. This Agreement does not create any partnership, joint venture, or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty, or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

     11.12 No Third Party Beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any Person other than those executing it.

     11.13 Force Majeure. Without prejudice to any rights of GSK set out in the Supply Agreement, each Party will be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such Party's reasonable control, which materially impacts the performance of the relevant Party's obligations under this Agreement including but not limited to acts of God, fire, flood, earthquake, or other natural forces, war, terrorism, civil unrest, or any other event similar to those enumerated above (a "Force Majeure Event"). Such excuse from liability will be effective only to the extent and duration of the Force Majeure Event causing the failure or delay in performance and provided that the Party has not caused such Force Majeure Event to occur. Notice of a Party's failure or delay in performance due to a Force Majeure Event must be given to the other Party within *** after its occurrence. All performance timelines under this Agreement that have been affected by a Force Majeure Event will be suspended for the duration of such Force Majeure Event.

     11.14 Interpretation.

          11.14.1 Captions and Headings. The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections, and paragraphs hereof are inserted solely for convenience and ease of reference only and will not constitute any part of this Agreement, or have any effect on its interpretation or construction.

          11.14.2 Singular and Plural. All references in this Agreement to the singular will include the plural where applicable, and all references to gender will include both genders and the neuter.

          11.14.3 Articles, Sections, and Subsections. Unless otherwise specified, references in this Agreement to any article will include all sections, subsections, and paragraphs in such article; references in this Agreement to any section will include all subsections and paragraphs in such sections; and references in this Agreement to any subsection will include all paragraphs in such subsection.

          11.14.4 Days. All references to days in this Agreement will mean calendar days, unless otherwise specified.

          11.14.5 The word "including" or any variation thereof means "including without limitation" and the word "including" or any variation thereof will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

          11.14.6 Ambiguities. Ambiguities and uncertainties in this Agreement, if any, will not be interpreted against either Party, regardless of which Party may be deemed to have authored the ambiguous provision or caused the ambiguity or uncertainty to exist.

     11.15 Performance by Affiliates. The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates, provided, however, that each Party will remain responsible for the performance by its Affiliates and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceed against an Affiliate, for any obligation or performance hereunder prior to proceeding directly against such Party.

     11.16 JFTC Approval. Except as set forth below, each Party will use Commercially Reasonable Efforts to obtain JFTC clearance for this Agreement. GSK and/or its Affiliate in the Territory will file all necessary documents with the JFTC in accordance with Article 16 of the Anti-Monopoly Law of Japan, including, without limitation, those documents set forth in this Section 11.16 which are received from ALLERGAN or its Affiliate. ALLERGAN will, and will cause its Affiliates to, co-operate with GSK or its Affiliate in the Territory in complying with all filing requirements and any request received by the JFTC pursuant to Article 16 of the Anti-Monopoly Law of Japan, including, without limitation, by promptly after the Execution Date, providing the following documents to GSK or its Affiliate in the Territory, and any other documents reasonably requested by GSK or its Affiliate in the Territory:

          11.16.1 JFTC Form 12, appropriately completed by ALLERGAN'S Affiliate in the Territory, or accompanied with the appropriate materials to enable GSK to complete such form;

          11.16.2 The most recent Articles of Association for ALLERGAN'S Affiliate in the Territory, which have been duly certified to be an original copy by such Affiliate's representative director;

          11.16.3 The most recent financial statements, including, business report, profit and loss statement and balance sheet for ALLERGAN'S Affiliate in the Territory;

          11.16.4 Minutes of the shareholder's meeting and board of directors meeting approving the execution of this Agreement; and

          11.16.5 A executed copy of the Distribution Agreement by ALLERGAN'S Affiliate in the Territory.

Neither Party will take any action inconsistent with this Agreement (or its effect if clearance is obtained) while the Parties are seeking JFTC clearance for this Agreement. The Parties agree that all necessary documents to be filed with the JFTC in accordance with Article 16 of the Anti-Monopoly Law of Japan will be filed within five (5) business days after the Effective Date; provided, however, that such documents will have been reviewed and the content thereof agreed

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

upon by each of the Parties prior to such filing. The Parties will use best efforts to resolve any concerns that may be raised by the JFTC regarding clearance. For the purposes of this Agreement, "best efforts" means as to GSK, efforts and resources that would normally be used by an Affiliate of GSK in the Territory, in the exercise of its reasonable business and legal discretion, to obtain Regulatory Approval of such Affiliate's in-license of co-exclusive rights to develop and commercialize a product which is of similar market potential in the Territory as Product. For the purposes of this Agreement, "best efforts" means as to ALLERGAN, efforts and resources normally used by ALLERGAN, in the exercise of its reasonable business and legal discretion, to obtain Regulatory Approval to out-license co-exclusive rights to develop and commercialize a product which is of similar market potential as Product. In the event that JFTC clearance is not possible, or has not been obtained within twelve (12) months after the Effective Date, GSK at its option will have a right to continue as ALLERGAN's distributor of Product under the terms and conditions of the Distribution Agreement or immediately terminate this Agreement, unless otherwise agreed in writing by the Parties.

     11.17 Counterparts. This Agreement may be executed in one or more counterparts (which may be delivered via facsimile), each of which will be deemed an original document, and all of which, together with this writing, will be deemed one instrument.

     IN WITNESS WHEREOF, ALLERGAN and GSK have executed this Botox(R) Japan License Agreement by their respective duly authorized representatives.

ALLERGAN, INC.                         GLAXO GROUP LIMITED


By: /s/ DAVID PYOTT                    By: /s/ LORRAINE DAY
    ---------------------------------      ------------------------------------
Name: David Pyott                      Name: Lorraine Day
      -------------------------------        ----------------------------------
                                             For and on behalf of
                                             Edinburgh Pharmaceutical Industries
                                             Limited

Title: Chairman and Chief Executive    Title: Corporate Director
       Officer                                ---------------------------------
       ------------------------------

ALLERGAN SALES, LLC


By: /s/ JEFFREY L. EDWARDS
    ---------------------------------
Name: Jeffrey L. Edwards
      -------------------------------
Title: Vice President and
       Chief Financial Officer
       ------------------------------


*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit A

                ALLERGAN Patent Rights Not Subject to the Option

***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                   Exhibit A-1

                  ALLERGAN Patent Rights Subject to the Option

***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit B

                           ALLERGAN Product Trademarks

ID    MARK   CLASSES   REG. OWNER   APP. #   APP. DT   REG. #   REG. DT   STATUS
---   ----   -------   ----------   ------   -------   ------   -------   ------
***    ***     ***         ***        ***      ***       ***      ***       ***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit C

                          ALLERGAN Corporate Trademarks

ID    MARK   CLASSES   REG. OWNER   APP. #   APP. DT   REG. #   REG. DT   STATUS
---   ----   -------   ----------   ------   -------   ------   -------   ------
***    ***     ***         ***        ***      ***       ***      ***       ***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                   Exhibit D

                      Principles and Terms for Co-Promotion

- ALLERGAN will ensure that sales personnel are adequately trained in accordance with GSK policies and have the background, experience, and skill sets customarily expected to promote the Product in the Field in the Territory.

- Such sales force deployment will conform to the commercial Product strategy, deployment plan, marketing objectives, and promotional guidelines designed and implemented by GSK from time to time during the Co-Promotion Term in the Territory and reviewed by the TJCC.

- GSK will be solely responsible for pricing, distributing and booking sales of Product during the Co-Promotion Term.

- Allergan will provide periodic (not less than once per Calendar Quarter) reports of its detailing efforts, as directed by the TJCC, which reports will include, without limitation, the number of details performed.

- ALLERGAN will arrange for such number of details, which details will be in the secondary position as defined by the TJCC, to be provided for Product in each Calendar Year during the Co-Promotion Term, pro rated as necessary, as determined by the TJCC. A "detail" means a face-to-face meeting, in an individual or group practice setting, between one (1) or more physicians identified by the TJCC, during which a complete Product presentation is communicated (a) describing in a fair and balanced manner, the MHLW-approved indicated uses, and other relevant characteristics, of the Product, and (b) using the TJCC approved promotional materials in an effort to increase the prescribing preferences of the Product for its MHLW-approved indicated uses.

- GSK will be entitled to periodically (not less than once per Calendar Year during the Co-Promotion Term) to audit ALLERGAN's records relating to its detailing efforts relating to Product in the Territory.

- GSK will deliver promotional materials to ALLERGAN during the Co-Promotion Term. ALLERGAN will be responsible for all costs and expenses in distributing such promotional materials to its sales force.

- ALLERGAN will be responsible for all costs and expenses incurred in its co-promotion of Product in the Territory, including, without limitation, sales force costs (salaries, bonuses, training costs) and all costs incurred in promotion activities provided during the Co-Promotion Term.

- Final approval authority and ultimate decisions responsibility related to all aspects of commercialization and promotion of Product in the Field of Use in the Territory will be determined by a majority vote of the TJCC.

- Final approval authority and ultimate decisions responsibility related to all aspects of sales deployment and sales execution of ALLERGAN sales representatives will be determined by

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

ALLERGAN provided that any such decisions will be made by ALLERGAN in a manner consistent with any marketing plan and policies approved by the TJCC.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit E

Summary Description and Activities for Product Improvements and Enhancements and
              Research and Pre-Clinical Support of New Indications

A. GENERAL SCOPE. On-going and planned ALLERGAN efforts in development and modification of *** used in the formulation of Product.

                                       ***

     B. SPECIFIC ACTIVITIES.

     I. ***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit F

                  Product Improvement and Enhancement Payments

Product Improvement and Enhancement Payments (in U.S. dollars):

YEAR         '05   '06   '07   '08   '09
----------   ---   ---   ---   ---   ---
Annual
Payment to
ALLERGAN     ***   ***   ***   ***   ***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit G

                          Distribution Agreement Terms

     1. The term of the Distribution Agreement will commence on a date that is no later than fourteen (14) calendar days after the Effective Date (referred to in the Agreement as the "GSK Distribution Commencement Date") and terminate on the date on which the Regulatory Authorities approve GSK as the MAH for Product in the Territory.

     2. During the term of the Distribution Agreement, ALLERGAN or its Affiliate in the Territory will appoint GSK or its Affiliate to co-exclusively distribute and promote Product in the Territory. In this regard, neither ALLERGAN nor its Affiliates, agents or distributors will promote, sell, distribute, import or use Product in the Territory during the term of the Distribution Agreement, except as otherwise agreed by GSK in writing.

     3. ALLERGAN Responsibilities under the Distribution Agreement during the Distribution Agreement Term:

          (a) ALLERGAN will remain the MAH for Product in the Territory and will retain all legal responsibility for Product in the Territory, including, without limitation as provided in Exhibit H, legal responsibility for conducting post marketing surveillance for Product, pharmacovigilance activities, product testing and release and quality assurance activities.

     4. GSK Responsibilities under the Distribution Agreement during the term of the Distribution Agreement.

          (a) Upon the effective date of the Distribution Agreement, GSK or its Affiliate will commence the distribution of Product in the Field of Use in the Territory;

          (b) Within a reasonable period of time after the Closing Date, GSK will hire such number of employees as may be necessary to, on behalf of ALLERGAN, promote Product in the Territory.

          (c) GSK will book all sales of Product during the term of the Distribution Agreement, and the Parties acknowledge and agree that GSK will not owe any royalties or payments of any other kind to ALLERGAN on Net Sales of Stock Product during the term of the Distribution Agreement.

          (d) Upon the effective date of the Distribution Agreement, GSK or its Affiliate will be responsible for direct, non-personnel (of ALLERGAN) costs and expenses, and any indirect costs and expenses incurred in connection with promotion and marketing of the Product in the Territory, including, for example, travel and other costs related to such activities. Allergan will not conduct any promotional and/or marketing activities in the Territory relating to

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Product without obtaining the prior written agreement from GSK. For clarity, neither GSK nor any of its Affiliates will be responsible in any way for any salaries, pensions, benefits or compensation of any other kind whatsoever payable to agents and employees of ALLERGAN.

     5. Purchase of Product.

          (a) GSK will purchase from ALLERGAN *** Units of Product which are labeled with the ALLERGAN Corporate Trademark (the "Stock Product"), as a one-time sale, promptly after the effective date of the Distribution Agreement; provided, that each such Unit of Stock Product, as of the date of purchase, will have an expiration date not earlier than *** and will meet such other quality criteria of GSK.

          (b) GSK will purchase such Stock Product from ALLERGAN at a transfer price of *** per Unit of Stock Product.

          (c) Terms of payment by GSK to ALLERGAN for this one-time sale of Stock Product will be thirty (30) calendar days from the date GSK first takes physical possession of such Stock Product from ALLERGAN. ALLERGAN will ship not less than *** Units of Stock Product within three (3) business days after the effective date of the Distribution Agreement and the remaining Units of Stock Product within four (4) weeks after the effective date of the Distribution Agreement.

          (d) During the term of the Distribution Agreement, GSK and its Affiliates will not be obligated to purchase any Product from the Manufacturer under the Supply Agreement unless and until GSK or its Affiliate sells all Stock Product purchased from ALLERGAN as provided in 5(a) and (b) herein. In the event that ALLERGAN is required to sell additional stock of Product to GSK during the period of the Distribution Agreement, such sales will be made at a price of *** per vial. ***.

          (e) With respect to the inventory of Product with the wholesalers as of the effective date of the Distribution Agreement, ALLERGAN and GSK will negotiate in good faith on methods to liquidate such inventory with minimum financial impact to both Parties, which agreed methodology will be included in the Distribution Agreement.

     6. In the event of any conflict between the terms of the Distribution Agreement and this Agreement, the terms of this Agreement will control.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit H

                              Co-Development Terms

1.   During the Transition Period, ALLERGAN will

     - Remain the MAH for Product in the Territory and retain all legal responsibility for Product in the Territory, including, without limitation, sponsorship of ongoing clinical studies (specifically study 909 for the use of Product for the Cosmetic Indication) legal responsibility for conducting post marketing surveillance for Product, pharmacovigilance activities, product testing, and release and quality assurance activities.

     - At its sole cost and expense complete the study 909 for the use of Product for the Cosmetic Indication until the study database is locked, including, without limitation, maintaining all investigator/site agreements relating to the study 909. Notwithstanding anything to the contrary contained herein, if the Transition Period expires (i.e., GSK or its Affiliate becomes the MAH) prior to the study 909 database being locked, ALLERGAN will, at its sole cost and expense (including, without limitation, all costs and expenses related to salaries, payroll, pension benefits and other compensation payable to employees and agents of ALLERGAN working on the study 909), continue to be responsible for completing the study 909 as provided herein, however, if any time GSK employees, including for example R&D and regulatory affairs personnel, assist in completing work on study 909, the cost and expense of such GSK employees will be borne by GSK. All costs and expenses incurred in connection with study 909 after the study 909 database is locked will be borne by GSK. All costs and expenses incurred by ALLERGAN in connection with the study 909 prior to the date on which the study 909 database is locked, even if such costs and expenses are accrued after the date on which the study 909 database is locked, will be borne by ALLERGAN.

     - At its sole cost and expense, maintain all required facility leases including such leases for the facilities where its employees as provided in the paragraph above will be located, and such leases for space where certain Product release testing equipment is located. Further, GSK will be permitted to use such facilities during the Transition Period and thereafter if agreed to by the Parties, but in no event for a term extending after December 31, 2005, at no cost to GSK.

     - Be responsible for facilitating all required communications with the MHLW relating to the development and commercialization of Product in the Territory and to the extent permitted under Applicable Law, will permit GSK or its Affiliate to participate in all such communications

     - Retain such number of employees as may be required by Japanese law by a MAH for a prescription pharmaceutical product in the Territory.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

2. Within a reasonable period of time after the Closing Date, GSK will hire such number of employees as may be necessary to develop Product in the Territory, and conduct post marketing surveillance activities, quality assurance activities, release testing, and pharmacovigilance activities for Product in the Territory. When hiring of such personnel is complete, GSK will become operationally responsible for all development activities for Product in the Territory, including completion and, to the extent permitted under Applicable Law, submission of the applicable Regulatory Approval Application to commercialize Product for the Cosmetic Indication in the Territory, even if the existing Regulatory Approvals have not yet been transferred from ALLERGAN to GSK.

3. GSK will be solely responsible for all external costs and expenses relating to post marketing surveillance agreements, which will be maintained by ALLERGAN after the GSK Distribution Commencement Date and thereafter until (if so requested by GSK) transferred to GSK. For clarity, ALLERGAN will continue to be responsible for all costs and expenses related to salaries, payroll, pension benefits and other compensation payable to employees and agents of ALLERGAN associated with post marketing surveillance activities.

4. Notwithstanding that ALLERGAN will be responsible for facilitating all required communications with the MHLW relating to the development and commercialization of Product in the Territory during the term of the Distribution Agreement, as provided above, GSK will be solely responsible for all costs relating to Regulatory Approvals and Regulatory Approval Applications for Product during the term of the Distribution Agreement.

5. When GSK becomes the MAH for the Product in the Territory, all commercial, legal and regulatory responsibilities for the Product will transfer from ALLERGAN to GSK; provided, however that ALLERGAN will maintain, at its sole cost and expense, all current contracts with institutions participating in study 909 until the study database is locked (which ALLERGAN estimates to be December 13
2005).

6. Promptly after the locking of the database for study 909, ALLERGAN will, at its sole cost and expense, transfer the study 909 database (electronic datasets) to GSK or its Affiliate in the Territory along with all other study documents and information required to allow GSK or its Affiliate in the Territory to analyze the data, complete the clinical study report and, to the extent permitted under Applicable Law, file the appropriate Regulatory Approval Application to commercialize Product for the Cosmetic Indication in the Territory.

7. GSK will be responsible for all reasonable and documented travel costs and expenses incurred by ALLERGAN's employees in providing services to GSK as provided herein during the Transition Period and will pay ALLERGAN for such costs and expenses within thirty (30) calendar days after the date of an invoice from ALLERGAN, but excluding, however, any expenses which are related to participation in TJDC and TJCC meetings as provided in Article 5.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit I

                           Pharmacovigilance Agreement

-    ALLERGAN will hold the global safety database for the Product.

- ALLERGAN will be responsible for providing all relevant pharmacovigilance support for the Product to GSK's Affiliate in the Territory, including, without limitation, providing any non-domestic expedited or periodic reports necessary for local regulatory submission, signal detection and issue management.

- GSK's Affiliate in the Territory will be responsible for collecting adverse event reports in the Territory and forwarding such reports to ALLERGAN. GSK's Affiliate in the Territory will also be responsible for submitting relevant reports to the appropriate Regulatory Authority.

- GSK will not be obligated to maintain a central safety and pharmacovigilance department to provide support for, or involvement in, pharmacovigilance activities conducted pursuant to this Agreement or the Pharmacovigilance Agreement

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                    Exhibit J

                             Product Integrity Plan

PRODUCT INTEGRITY PLAN OBJECTIVE:

Protect the safety of patients and maintain the loyalty of physician customers by assuring that patients seeking treatment with Product continue to get Product, appropriately handled for safe and effective treatment.

REQUIREMENTS FOR SUCCESSFUL IMPLEMENTATION:

          - Each Party will designate a Person in the Territory as Product Integrity Manager in accordance with Section 5.8.

          - All personnel promoting Product in the Territory are trained to recognize current approved packaging of Product in the Territory.

          - Personnel promoting Product are trained to promptly report suspected counterfeit or imported product to the Product Integrity Manager.

          - Examples (or photos) of counterfeit product packaging obtained by personnel of a Party should be sent to the Product Integrity Manager for such Party.

          - The Party's Product Integrity Manager will file complaint the TJCC chairman and such Party's local team, in accordance with internal procedures, with evidence of suspected counterfeit or imported product.

          - GSK will use Commercially Reasonable Efforts to send "cease and desist" warning letter to the suspected importer within *** after completing an internal investigation regarding the suspected importer.

          - If the illegal activity is not discontinued within *** after the date of the cease and desist warning letter, GSK may report the importer to the appropriate Regulatory Authorities.

          - ALLERGAN will determine origin of counterfeit product and request assistance from ALLERGAN'S Regional President to shut down supply of such counterfeit product.

          - ALLERGAN will respond to GSK's Product Integrity Manager within 30 days of result of regional efforts to limit supply of such counterfeit product.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.


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

                                    Exhibit K

                           Competing Business Entities

                                       ***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.


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